ACE SECURITIES CORP.,
as Depositor

ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1,
as Issuing Entity

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee

GREENPOINT MORTGAGE FUNDING, INC.,
as Servicer and Originator

and

LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer and Securities Administrator

and

DB STRUCTURED PRODUCTS, INC.,
as Sponsor

SALE AND SERVICING AGREEMENT

Dated as of May 1, 2006

ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2006-GP1,
Asset Backed Securities, Series 2006-GP1

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS
Section 1.01.	Definitions
Section 1.02.	Other Definitional Provisions.
ARTICLE II
CONVEYANCE OF HELOCS
Section 2.01.	Conveyance of HELOCs; Obligation to Fund Advances Under Credit Line Agreements.
Section 2.02.	Acceptance of HELOCs by the Issuing Entity.
Section 2.03.	Assignment of Interest in the HELOC Purchase Agreement
Section 2.04.	Representations and Warranties Concerning the Servicer
Section 2.05.	Representations and Warranties Regarding the Master Servicer
Section 2.06.	Assignment of Agreement
ARTICLE III
ADMINISTRATION AND SERVICING OF HELOCS BY THE SERVICER
Section 3.01.	The Servicer.
Section 3.02.	Subservicers.
Section 3.03.	Due-on-Sale Clauses; Assumption Agreements.
Section 3.04.	Documents, Records and Funds in Possession of the Servicer to Be Held for Trustee.
Section 3.05.	Maintenance of Hazard Insurance.
Section 3.06.	Maintenance of Mortgage Impairment Insurance Policy.
Section 3.07.	Fidelity Bond, Errors and Omissions Insurance.
Section 3.08.	Presentment of Claims and Collection of Proceeds.
Section 3.09.	Maintenance of the Primary Mortgage Insurance Policies.
Section 3.10.	Realization Upon Defaulted HELOCs; Determination of Excess Liquidation Proceeds and Realized Losses; Repurchases of Certain HELOCs.
Section 3.11.	Servicing Compensation.
Section 3.12.	Title, Management and Disposition of REO Property.
Section 3.13.	Liquidation Reports.
Section 3.14.	Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.
Section 3.15.	Annual Statement as to Compliance.
Section 3.16.	Assessments of Compliance and Attestation Reports.
Section 3.17.	Books and Records.
Section 3.18.	Access to Certain Documentation.
Section 3.19.	Indemnification.
Section 3.20.	Indenture Trustee to Cooperate; Release of Loan Files.
ARTICLE IV
ADMINISTRATION AND MASTER SERVICING OF HELOCS
Section 4.01.	Master Servicer
Section 4.02.	Monitoring of Servicer
Section 4.03.	Fidelity Bond
Section 4.04.	Power to Act; Procedures
Section 4.05.	Due-on-Sale Clauses; Assumption Agreements
Section 4.06.	Reserved
Section 4.07.	Documents, Records and Funds in Possession of Master Servicer to Be Held for Issuing Entity and Indenture Trustee.
Section 4.08.	Standard Hazard Insurance and Flood Insurance Policies.
Section 4.09.	Presentment of Claims and Collection of Proceeds
Section 4.10.	Maintenance of the Insurance Policies.
Section 4.11.	Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.
Section 4.12.	Realization Upon Defaulted HELOCs
Section 4.13.	Compensation for the Master Servicer, Securities Administrator and the Indenture Trustee.
Section 4.14.	REO Property.
Section 4.15.	Reports Filed with Securities and Exchange Commission.
Section 4.16.	UCC
Section 4.17.	Information Required by the Internal Revenue Service and Reports Regarding Mortgaged Property
Section 4.18.	Intention of the Parties
ARTICLE V
ACCOUNTS
Section 5.01.	Collection of Taxes, Assessments and Similar Items; Servicing Accounts.
Section 5.02.	Collection Account and Payment Account.
Section 5.03.	Withdrawals from the Collection Account and Payment Account.
Section 5.04.	Investment of Funds in the Investment Accounts.
Section 5.05.	Collection Account Statements.
Section 5.06.	Reports to Master Servicer.
Section 5.07.	Net WAC Rate Carryover Reserve Account.
Section 5.08.	The Certificate Distribution Account.
ARTICLE VI
PAYMENTS ON THE SECURITIES
Section 6.01.	Priority of Payments.
Section 6.02.	Allocation of Realized Losses and Interest Shortfalls.
Section 6.03.	Reserved
Section 6.04.	Statements to Noteholders.
ARTICLE VII
THE DEPOSITOR, THE SERVICER,
THE MASTER SERVICER AND THE CREDIT RISK MANAGER
Section 7.01.	Liability of the Depositor, the Servicer and the Master Servicer.
Section 7.02.	Merger or Consolidation of the Depositor, the Servicer or the Master Servicer.
Section 7.03.	Indemnification of the Indenture Trustee, Owner Trustee, the Servicer, the Note Insurer, the Master Servicer and the Securities Administrator
Section 7.04.	Limitations on Liability of the Depositor, the Servicer, the Master Servicer and Others
Section 7.05.	Limitation on Resignation of the Servicer.
Section 7.06.	Master Servicer Not to Resign
Section 7.07.	Successor Master Servicer
Section 7.08.	Sale and Assignment of Master Servicing
Section 7.09.	Rights of the Depositor in Respect of the Servicer and the Master Servicer.
Section 7.10.	Duties of the Credit Risk Manager.
Section 7.11.	Limitation Upon Liability of the Credit Risk Manager.
Section 7.12.	Removal of the Credit Risk Manager.
ARTICLE VIII
DEFAULT
Section 8.01.	Master Servicer Events of Default
Section 8.02.	Indenture Trustee to Act; Appointment of Successor
Section 8.03.	Notification to Noteholders and the Note Insurer
Section 8.04.	Waiver of Defaults
Section 8.05.	Servicer Default
Section 8.06.	Master Servicer to Act; Appointment of Successor.
Section 8.07.	Waiver of Servicer Event of Defaults
Section 8.08.	Notification to Certificateholders.
ARTICLE IX
REMIC PROVISIONS
Section 9.01.	Designation of REMIC Interests.
Section 9.02.	Payments on REMIC Regular Interests.
Section 9.03.	Allocation of Realized Losses on the REMIC Regular Interests.
Section 9.04.	REMIC Administration.
Section 9.05.	Prohibited Transactions and Activities.
Section 9.06.	Indemnification with Respect to Certain Taxes and Loss of REMIC Status.
Section 9.07.	Compliance with Withholding Requirements.
ARTICLE X
CERTAIN MATTERS REGARDING THE NOTE INSURER
Section 10.01.	Exercise of Rights of Holder of the Insured Notes.
Section 10.02.	Indenture Trustee and Securities Administrator to Act Solely with Consent of Note Insurer.
Section 10.03.	Trust Estate and Accounts Held for Benefit of Note Insurer.
Section 10.04.	Claims Upon the Policy; Policy Payments Account.
Section 10.05.	Effect of Payments by Note Insurer; Subrogation.
Section 10.06.	Notices to Note Insurer.
Section 10.07.	Third Party Beneficiary.
Section 10.08.	Securities Administrator to Hold the Policy.
Section 10.09.	Termination of Certain of Note Insurer’s Rights.
ARTICLE XI
MISCELLANEOUS PROVISIONS
Section 11.01.	Amendment
Section 11.02.	Recordation of Agreement
Section 11.03.	Governing Law
Section 11.04.	Notices
Section 11.05.	Severability of Provisions
Section 11.06.	Successors and Assigns
Section 11.07.	Article and Section Headings
Section 11.08.	Counterparts
Section 11.09.	Notice to Rating Agencies and the Note Insurer
Section 11.10.	Termination
Section 11.11.	No Petition
Section 11.12.	No Recourse
Section 11.13.	Additional Terms Regarding Indenture
Section 11.14.	Third Party Beneficiary
Section 11.15.	Limitation of Liability
Section 11.16.	Benefit of Agreement

EXHIBITS

Exhibit A	-	Mortgage Loan Schedule
Exhibit B	-	Form of HELOC Purchase Agreement
Exhibit C	-	Form of Servicer Certification
Exhibit D	-	Form of Policy
Exhibit E	-	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit F	-	Additional Disclosure Notification
Exhibit G	-	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit H	-	Form of Power of Attorney

SALE AND SERVICING AGREEMENT

This Sale and Servicing Agreement is dated and effective as of May 1, 2006 (the “Agreement”), among ACE Securities Corp., a Delaware corporation, as depositor (the “Depositor”), ACE Home Equity Loan Trust, Series 2006-GP1, a Delaware statutory trust, as the issuing entity (the “Issuing Entity” or the “Issuer”), Deutsche Bank National Trust Company, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), LaSalle Bank National Association (“LaSalle Bank”), as master servicer (in that capacity, the “Master Servicer”) and as securities administrator (in that capacity, the “Securities Administrator”), GreenPoint Mortgage Funding, Inc., a New York corporation, as servicer (in that capacity, the “Servicer”) and as originator (in that capacity, the “Originator”) and DB Structured Products, Inc., as sponsor (the “Sponsor”).

PRELIMINARY STATEMENT

WHEREAS, the Sponsor has acquired certain home equity lines of credit (“HELOCs”) from the Originator and at the Closing Date is the owner of the HELOCs and the other property being conveyed by it to the Issuing Entity hereunder for inclusion in the Trust Estate;

WHEREAS, on the Closing Date, the Depositor will acquire the HELOCs from the Sponsor in consideration for its transfer to the Sponsor of the Certificates and the proceeds from the sale of the Notes;

WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Certificates from the Issuing Entity, as consideration for its transfer to the Issuing Entity of the HELOCs and the other property constituting the Trust Estate;

WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuing Entity of the HELOCs and the other property constituting the Trust Estate;

WHEREAS, pursuant to the Indenture, the Issuing Entity will pledge the HELOCs and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

WHEREAS, the HELOCs will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all principal payments on the HELOCs received on or before the Cut-off Date, of $352,607,315.93.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, each of the Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator, the Sponsor, the Servicer, the Originator and the Indenture Trustee undertakes and agrees to perform their respective duties hereunder as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in Appendix A to the Indenture, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Other Definitional Provisions.

(a)  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

CONVEYANCE OF HELOCS

Section 2.01.  Conveyance of HELOCs; Obligation to Fund Advances Under Credit Line Agreements.

(a)  As of the Closing Date, in consideration of the Issuing Entity’s delivery of the proceeds from the sale of the Notes and the Certificates to the Sponsor, and concurrently with the execution and delivery of this Agreement, the Sponsor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse (other than the representations and warranties regarding the HELOCS set forth in Section 6 of the HELOC Purchase Agreement), and the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Issuing Entity, without recourse (other than the representations and warranties regarding the HELOCS set forth in Section 6 of the HELOC Purchase Agreement), and the Issuing Entity, pursuant to the Indenture, is granting a security interest to the Indenture Trustee, in and to all of its right, title and interest in and to the HELOCs. Such conveyances include, without limitation, (i) each HELOC, including its principal balance (including Additional Balances related thereto) and all collections in respect thereof received after the Cut-Off Date; (ii) property that secured a HELOC that is acquired by foreclosure or deed in lieu of foreclosure; (iii) the Originator’s rights under the Insurance Policies; (iv) the Collection Account; (v) the Payment Account; and (vi) any proceeds of the foregoing and any other property owned by the Trust and all other assets included or to be included in the Trust Estate for the benefit of the Noteholders and the Certificateholders; provided, however, none of the Indenture Trustee, the Sponsor, the Securities Administrator, the Master Servicer or the Issuing Entity assumes or shall assume the obligation under any Credit Line Agreement that provides for the funding of Draws to the Mortgagor thereunder, and none of the Securities Administrator, the Master Servicer, the Sponsor, the Issuer or the Indenture Trustee shall be obligated or permitted to fund any such Draws. With respect to the HELOCs, Additional Balances shall be part of the related principal balance and are hereby transferred to the Issuing Entity on the Closing Date pursuant to this Section 2.01(a), and are therefore part of the Trust Estate. The Indenture Trustee declares that, subject to the Custodian’s review provided for in Section 3 of the Custodial Agreement, it, or the Custodian on its behalf, has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Noteholders and the Note Insurer and for the purposes and subject to the terms and conditions set forth in this Agreement and the Indenture, and, concurrently with such receipt, the Issuing Entity has issued and delivered the Notes to or upon the order of the Depositor, in exchange for the Trust Estate. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Issuing Entity without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests and the other assets of REMIC II for the benefit of the holders of the Notes, the Class CE Certificates and the Class R Certificates. The Issuing Entity acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Notes and the Class R Certificates.

(b)  The Securities Administrator does hereby agree to direct funds from the holder of the Class G Certificates to reimburse GreenPoint for Additional Balance Advance Amounts on the HELOCs. Each Additional Balance during the Managed Amortization Period shall first be funded on behalf of GreenPoint from collections of principal constituting the Principal Collection Amount for the related Collection Period to the extent deposited into the Collection Account. On the Servicer Remittance Date, GreenPoint shall, to the extent set forth in this Agreement, then deliver to the holder of the Class G Certificate, with a copy to the Master Servicer and the Note Insurer, its monthly remittance report, which shall indicate the aggregate Additional Balance Advance Amount funded by GreenPoint. To the extent that draws made in a Collection Period during the Managed Amortization Period exceed the Principal Collection Amount on deposit in the Collection Account for the related Collection Period, the difference shall be funded directly by GreenPoint. During the Rapid Amortization Period, all Draws shall be funded directly by GreenPoint. The Holder of the Class G Certificate, by accepting such Certificate, hereby agrees to reimburse GreenPoint for such Additional Balance Advance Amounts.

(c)  The HELOCs permitted by the terms of this Agreement to be included in the Trust are limited to (i) HELOCs (which the Depositor acquired pursuant to the HELOC Purchase Agreement, which contains, among other representations and warranties, a representation and warranty of the Sponsor that no HELOC is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9)) or a “high risk home loan” under the Illinois High Risk Home Loan Act, effective as of January 1, 2004, and (ii) Qualified Substitute HELOC (which, by definition as set forth herein and referred to in the HELOC Purchase Agreement, are required to conform to, among other representations and warranties, the representation and warranty of the Sponsor that no Qualified Substitute HELOC is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9). The Depositor and the Indenture Trustee on behalf of the Trust understand and agree that it is not intended that any HELOC be included in the Trust that is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9) or a “high risk home loan” under the Illinois High Risk Home Loan Act, effective as of January 1, 2004.

(d)  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Custodian pursuant to the Custodial Agreement the documents with respect to each HELOC as described under Section 2 of the Custodial Agreement (the “Loan Documents”). In connection with such delivery and as further described in the Custodial Agreement, the Custodian will be required to review such Loan Documents and deliver to the Indenture Trustee, the Depositor, the Servicer, the Note Insurer and the Sponsor certifications (in the form attached to the Custodial Agreement) with respect to such review with exceptions noted thereon.

(e)  Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Loan Files, including, but not limited to certain insurance policies and documents contemplated by Section 4.11 of this Agreement, and preparation and delivery of the certifications shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.

(f)  The Depositor shall deliver or cause the Originator to deliver to the Servicer copies of all trailing documents required to be included in the related Loan File at the same time the originals or certified copies thereof are delivered to the Indenture Trustee or Custodian, such documents including the mortgagee policy of title insurance and any Loan Documents upon return from the recording office. The Servicer shall not be responsible for any custodian fees or other costs incurred in obtaining such documents and the Depositor shall cause the Servicer to be reimbursed for any such costs the Servicer may incur in connection with performing its obligations under this Agreement.

(g)  For HELOCs (if any) with Credit Line Agreements that have been terminated after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the documents in Section 2 of the Custodial Agreement shall deliver to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such HELOC that are required to be deposited in the Collection Account pursuant to this Agreement have been so deposited. All original documents that are not delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall be held by the Servicer in trust for the benefit of the Indenture Trustee, the Securityholders and the Note Insurer.

Section 2.02.  Acceptance of HELOCs by the Issuing Entity.

(a)  The Issuing Entity acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the Custodian and the exceptions which may be noted by the Custodian on behalf of the Indenture Trustee, pursuant to the procedures described in the Custodial Agreement, and the Issuing Entity will cause the Custodian to hold, the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of (i) all present and future Holders of the Notes issued pursuant to the Indenture and the Certificates issued pursuant to the Trust Agreement and (ii) the Note Insurer. On the Closing Date, with respect to the HELOCs, in accordance with the Custodial Agreement, the Custodian shall acknowledge with respect to each HELOC by delivery to the Depositor, the Sponsor, the Master Servicer, the Indenture Trustee, the Note Insurer and the Issuing Entity of an Initial Certification, receipt of the Loan File, but without review of such Loan File, except to the extent necessary to confirm that such Loan File contains the related Credit Line Agreement or lost note affidavit. Upon discovery by the Sponsor or the Depositor or receipt of written notice of any materially defective document in, or that a document is missing from, a Loan File or of a breach by the Sponsor of any representation, warranty or covenant under the HELOC Purchase Agreement in respect of any HELOC that materially and adversely affects the value of such HELOC or the interest therein of the Noteholders or the Note Insurer, the Indenture Trustee shall promptly notify the Sponsor and the Depositor of such defect, missing document or breach and request that the Sponsor deliver such missing document, cure such defect or breach within sixty (60) days from the date the Sponsor was notified of such missing document, defect or breach, and if the Sponsor does not deliver such missing document or cure such defect or breach in all material respects during the sixty (60) day period following its discovery or such notice, the Sponsor shall repurchase such HELOC from the Trust at the Repurchase Price within ninety (90) days after its discovery or the date on which the Sponsor was notified of such missing document, defect or breach, in accordance with the HELOC Purchase Agreement. The Repurchase Price for the repurchased HELOC shall be remitted to the Servicer for deposit in the Collection Account, and the Indenture Trustee, through its receipt of written certification from the Servicer of such deposit, shall cause the Custodian (upon receipt of a request for release in the form attached to the Custodial Agreement) to release to the Sponsor the related Loan File and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Sponsor shall furnish to it and as shall be necessary to vest in the Sponsor any HELOC released pursuant hereto, and the Indenture Trustee shall not have any further responsibility with regard to such Loan File. In lieu of repurchasing any such HELOC as provided above, in accordance with the HELOC Purchase Agreement, the Sponsor may cause such HELOC to be removed from the Trust (in which case it shall become a Deleted HELOC) and substitute one or more Qualified Substitute HELOCs in the manner and subject to the limitations set forth in this Section 2.02. If any HELOC to be repurchased has theretofore been liquidated, the Sponsor shall be obligated to pay any related Realized Loss to the Securities Administrator for deposit into the Payment Account. It is understood and agreed that the obligation of the Sponsor to cure or to repurchase (or to substitute for) any HELOC as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Indenture Trustee, the Noteholders and the Note Insurer with respect to the Sponsor.

(b)  Any substitution of Qualified HELOCs for Deleted HELOCs made pursuant to Section 2.02 of this Agreement must be effected prior to the date which is two years after the Startup Day for REMIC I.

As to any Deleted HELOC for which the Sponsor substitutes a Qualified Substitute HELOC or HELOCs, such substitution shall be effected by the Sponsor delivering to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, for such Qualified Substitute HELOC or HELOCs, the Credit Line Agreement, the Mortgage, the Assignment of Mortgage in blank, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2 of the Custodial Agreement, as applicable, together with an Officers’ Certificate providing that each such Qualified Substitute HELOC satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Custodian on behalf of the Indenture Trustee shall acknowledge receipt of such Qualified Substitute HELOC or HELOCs and, within ten (10) Business Days thereafter, review such documents and deliver to the Depositor, the Master Servicer, the Indenture Trustee and the Servicer, with respect to such Qualified Substitute HELOC or HELOCs, an initial certification pursuant to the Custodial Agreement, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Indenture Trustee shall deliver to the Depositor, the Note Insurer, the Indenture Trustee, the Master Servicer and the Servicer a final certification pursuant to the Custodial Agreement with respect to such Qualified Substitute HELOC or HELOCs, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute HELOCs in the month of substitution are not part of REMIC I and will be retained by the Sponsor. For the month of substitution, distributions to Noteholders will reflect the Monthly Payment due on such Deleted HELOC on or before the Due Date in the month of substitution, and the Sponsor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted HELOC. The Depositor shall give or cause to be given written notice to the Noteholders that such substitution has taken place, shall amend the Loan Schedule to reflect the removal of such Deleted HELOC from the terms of this Agreement and the substitution of the Qualified Substitute HELOC or HELOCs and shall deliver a copy of such amended Loan Schedule to the Indenture Trustee, the Master Servicer the Custodian and the Servicer. Upon such substitution, such Qualified Substitute HELOC or HELOCs shall constitute part of the Trust Estate and shall be subject in all respects to the terms of this Agreement and the HELOC Purchase Agreement, including all applicable representations and warranties thereof included herein or in the HELOC Purchase Agreement.

For any month in which the Sponsor substitutes one or more Qualified Substitute HELOCs for one or more Deleted HELOCs, the Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted HELOCs exceeds the aggregate of, as to each such Qualified Substitute HELOC, the Outstanding Principal Balance thereof as of the date of substitution, together with one month’s interest on such Outstanding Principal Balance at the applicable Net Mortgage Rate, plus all outstanding Servicing Advances (including Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Sponsor will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Indenture Trustee or the applicable Custodian on behalf of the Indenture Trustee, upon receipt of the related Qualified Substitute HELOC or HELOCs, upon receipt of a request for release in the form attached to the Custodial Agreement and certification by the Servicer of such deposit, shall release to the Sponsor the related Loan File or Files and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Sponsor shall deliver to it and as shall be necessary to vest therein any Deleted HELOC released pursuant hereto.

In addition, the Sponsor shall obtain at its own expense and deliver to the Indenture Trustee, the Securities Administrator and the Note Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any Trust REMIC to fail to qualify as a REMIC at any time that any Note is outstanding.

(c)  Upon discovery by the Depositor, the Sponsor, the Servicer, the Master Servicer or the Indenture Trustee that any HELOC does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two (2) Business Days give written notice thereof to the other parties and the Note Insurer. In connection therewith, the Sponsor shall repurchase or substitute one or more Qualified Substitute HELOCs for the affected HELOC within ninety (90) days of the earlier of discovery or receipt of such notice with respect to such affected HELOC. Such repurchase or substitution shall be made by (i) the Sponsor if the affected HELOC’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Sponsor under the HELOC Purchase Agreement or (ii) the Depositor, if the affected HELOC’s status as a non-qualified mortgage does not result from a breach of a representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.02 of this Agreement. The Indenture Trustee shall reconvey in each case without recourse, representation or warranty to the Sponsor the HELOC to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a HELOC repurchased for breach of a representation or warranty.

(d)  Within ninety (90) days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.04 of this Agreement which materially and adversely affects the interests of the Note Holders or the Note Insurer in any HELOC, the Servicer shall cure such breach in all material respects.

Section 2.03.  Assignment of Interest in the HELOC Purchase Agreement. The Depositor hereby assigns to the Issuing Entity, all of its right, title and interest in the HELOC Purchase Agreement. The Depositor hereby acknowledges that such right, title and interest in the HELOC Purchase Agreement, will be pledged by the Issuing Entity to the Indenture Trustee pursuant to the Indenture. The obligations of the Sponsor to substitute or repurchase, as applicable, a HELOC shall be the Issuing Entity’s, the Indenture Trustee’s and the Noteholders’ and the Certificateholders’ sole remedy with respect to the Sponsor for any breach thereof. At the request of the Issuing Entity or the Indenture Trustee, the Sponsor and the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuing Entity, the Indenture Trustee, the Noteholders, the Certificateholders and the Note Insurer and shall execute such further documents as the Issuing Entity or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

Section 2.04.  Representations and Warranties Concerning the Servicer. The Servicer hereby represents and warrants to the Issuing Entity, the Indenture Trustee, the Note Insurer, the Depositor, the Sponsor, the Master Servicer and the Securities Administrator as follows:

(i)  The Servicer is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a HELOC is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each HELOC to service the HELOCs in accordance with the terms of this Agreement;

(ii)  The Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii)  The execution and delivery of this Agreement by the Servicer, the servicing of the HELOCs by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement, (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole or (z) the legality, validity or enforceability of this Agreement;

(iv)  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v)  No litigation is pending against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the HELOCs or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)  There are no actions or proceedings against, or investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement;

(vii)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(viii)  The Servicer has fully furnished and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company or their successors on a monthly basis; and

(ix)  The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOCs that are registered with MERS.

(b)  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04 shall survive the resignation or termination of the parties hereto, the termination of this Agreement and the delivery of the Loan Files to the Custodian and shall inure to the benefit of the Indenture Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Noteholders and the Note Insurer. Upon discovery by any such Person or the Servicer of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any HELOC or the interests therein of the Noteholders or the Note Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two (2) Business Days following such discovery) to the Indenture Trustee, the Master Servicer and the Note Insurer. Subject to Section 8.05, unless such breach shall not be susceptible of cure within ninety (90) days, the obligation of the Servicer set forth in Section 2.02(d) to cure breaches shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor, the Master Servicer or the Indenture Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.04.

Section 2.05.  Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Sponsor, the Servicer, the Note Insurer, and the Indenture Trustee for the benefit of the Noteholders, as follows:

(i)  The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

(ii)  The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies and except as the enforcement of any indemnification provisions may be limited by public policy;

(iii)  The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)  The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

(v)  No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive the resignation or termination of the parties hereto and the termination of this Agreement and shall inure to the benefit of the Indenture Trustee, the Depositor, the Sponsor, the Note Insurer and the Noteholders.

Section 2.06.  Assignment of Agreement. The Sponsor, the Depositor, the Servicer and the Master Servicer hereby acknowledge and agree that the Issuing Entity may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Sponsor, the Depositor, the Servicer or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuing Entity hereunder as shall be so assigned. The Issuing Entity shall, pursuant to the Indenture, assign all of its right, title and interest in and to the HELOCs and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Sponsor contained in the HELOC Purchase Agreement, to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer. The Sponsor agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Note Insurer, and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuing Entity, the repurchase obligations of the Sponsor set forth herein and in the HELOC Purchase Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee shall not be deemed to constitute an assignment to the Indenture Trustee of any obligations or liabilities of the Issuing Entity under this Agreement.

ARTICLE III

ADMINISTRATION AND SERVICING OF HELOCS BY THE SERVICER.

Section 3.01.  The Servicer.

The Servicer shall service and administer the HELOCs in accordance with this Agreement and with Accepted Servicing Practices. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through subservicer as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable and consistent with the terms of this Agreement and customary servicing practices in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Noteholders, Certificateholders, the Securities Administrator, the Master Servicer and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any related Mortgaged Property and assumptions of the Credit Line Agreements and related Mortgages (but only in the manner provided herein), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds or Subsequent Recoveries, and (iv) subject to Section 3.10, to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any HELOC; provided that the Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Estate, the Noteholders, the Certificateholders or the Note Insurer or this Agreement in any HELOC or the rights and interests of the Depositor, the Master Servicer, the Securities Administrator or the Indenture Trustee under this Agreement.

Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Trust or the Indenture Trustee, is hereby authorized and empowered by the Trust, the Depositor, the Securities Administrator, the Master Servicer and the Indenture Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Securities Administrator, the Master Servicer, the Indenture Trustee, the Depositor, the Noteholders, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the HELOCs, and with respect to the related Mortgaged Properties held for the benefit of the Noteholders, the Certificateholders and the Note Insurer, in each case to the extent not inconsistent with Accepted Servicing Practices and the terms of this Agreement. The Servicer shall prepare and deliver to the Depositor, the Securities Administrator, the Master Servicer and/or the Indenture Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the HELOCs. Upon receipt of such documents, the Depositor, the Securities Administrator, the Master Servicer and/or the Indenture Trustee shall execute such documents, as appropriate, and deliver them to the Servicer. Notwithstanding anything herein to the contrary, the Servicer shall not enter into a forbearance agreement or similar arrangement with respect to any HELOC that runs more than 180 days after the first delinquent Due Date and the Servicer shall charge-off any HELOC that is 180 days delinquent (without giving effect to any forbearance agreement or similar agreement).

In servicing and administering the HELOCs, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering HELOCs for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions.

The Servicer will furnish for each HELOC, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

Continuously from the Closing Date until the principal and interest on all HELOCs are paid in full, the Servicer shall proceed diligently to collect all payments due under each HELOC when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement follow such collection procedures as it follows with respect to HELOCs comparable to the HELOCs held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

In accordance with the standards of the first paragraph of this Section 3.01, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the HELOCs, which advances shall be reimbursable in the first instance from collections as provided in Section 5.03. All costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties relating to the HELOCs and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Noteholders and the Certificateholders, be added to the Outstanding Principal Balance under the HELOCs, notwithstanding that the terms of such HELOCs so permit.

The Servicer is hereby authorized and empowered in its own name or in the name of any subservicer, when the Servicer or the subservicer, as the case may be, believes it is appropriate in its best judgment to register any HELOC on the MERS® System, or cause the removal from the registration of any HELOC on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee, the Noteholders, the Note Insurer and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be reimbursable by the Trust Estate to the Servicer.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney in the form of Exhibit H attached hereto and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the HELOCs and REO Properties, to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the HELOCs or the Mortgaged Property, in accordance with this Agreement. The Indenture Trustee shall not be liable for the Servicer’s or the Master Servicer’s use or misuse of such powers of attorney.

Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances with respect to a HELOC (other than the Servicing Advances) and the Servicer shall not (i) permit any modification with respect to any HELOC that would change the Mortgage Rate, the Due Date, the Minimum Monthly Payment or any other amount due under any HELOC; (ii) consent to the replacement of a senior lien on the Mortgaged Property if such replacement would increase the CLTV (which for purposes hereof, shall be the lesser of the CLTV determined at origination or at the time of refinancing) of the HELOC; (iii) consent to the placement of a senior lien on the Mortgaged Property (other than permitted replacements); (iv) change the Draw Period or the amount available for draws by the Mortgagor under the HELOC; (v) reduce or increase the principal balance of any HELOC (except for increases or reductions resulting from additional draws or actual payments of principal, respectively); (vi) change the final maturity date on such HELOC (unless the Mortgagor is in default with respect to the HELOC or such default is, in the judgment of the Servicer, imminent) or release or substitute any collateral securing such HELOC (except as otherwise set forth herein); or (vii) permit any modification, waiver or amendment of any term of any HELOC that would either (A) effect an exchange or reissuance of such HELOC under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (B) cause any REMIC created pursuant to the Indenture to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the startup date” under the REMIC Provisions.

Section 3.02.  Subservicers.

The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer (approved in writing by the Note Insurer) to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. The Servicer shall pay all fees of each subservicer from its own funds, and a subservicer’s fee shall not exceed the Servicing Fee payable to the Servicer hereunder. The Servicer shall notify the Master Servicer of the appointment of any subservicer.

At the cost and expense of the Servicer, without any right of reimbursement, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer (approved in writing by the Note Insurer); provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the HELOCs itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.05, the Servicer shall (with the written consent of the Master Servicer) at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from the Trust Estate.

Notwithstanding the foregoing, the Servicer shall not be relieved of its obligations hereunder and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the HELOCs. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any subservicing agreement and any other transactions or services relating to the HELOCs involving a subservicer shall be deemed to be between such subservicer and the Servicer alone, and neither the Master Servicer nor the Indenture Trustee shall have any obligations, duties or liabilities with respect to such subservicer including any obligation, duty or liability to pay such subservicer’s fees and expenses. For purposes of remittances to the Securities Administrator pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a HELOC when a subservicer has received such payment.

Section 3.03.  Due-on-Sale Clauses; Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Credit Line Agreement and/or the Mortgage), exercise its rights to accelerate the maturity of such HELOC under any “due-on-sale” clause applicable thereto; provided however, that the Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 3.03, the Servicer, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Credit Line Agreement. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, the Mortgage Interest Rate, the amount of the Minimum Monthly Payment, and the final maturity date of such Credit Line Agreement may not be changed. The Servicer shall notify the Indenture Trustee and the Master Servicer that any such substitution of liability or assumption agreement has been completed by forwarding to the Indenture Trustee or the Custodian on the Indenture Trustee’s behalf the original of any such substitution of liability or assumption agreement, which document shall be added to the related Loan File and shall, for all purposes, be considered a part of such Loan File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the Outstanding Principal Balance of the HELOC shall be deposited in the Collection Account pursuant to Section 5.02 as a component of the Interest Collection Amount.

Notwithstanding the forgoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a HELOC by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.03, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 3.04.  Documents, Records and Funds in Possession of the Servicer to Be Held for Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee as required by this Agreement all documents and instruments in respect of a HELOC coming into the possession of the Servicer from time to time and shall account fully to the Master Servicer for any funds received by the Servicer or that otherwise are collected by the Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any such HELOC. All Loan Files and funds collected or held by, or under the control of, the Servicer in respect of any HELOCs, whether from the collection of principal and interest payments or from Liquidation Proceeds or Subsequent Recoveries, including but not limited to, any funds on deposit in the Collection Account maintained by the Servicer, shall be held by the Servicer for and on behalf of the Indenture Trustee and shall be and remain the sole and exclusive property of the Indenture Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Loan File or any funds that are deposited in the Collection Account maintained by the Servicer, or any funds that otherwise are or may become due or payable to the Securities Administrator for the benefit of the Noteholders, the Note Insurer or the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Loan File or any funds collected on, or in connection with, an HELOC, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

All funds collected or held by, or under the control of, the Servicer, in respect of any HELOCs, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Indenture Trustee, the Noteholders, the Certificateholders and the Note Insurer and shall be and remain the sole and exclusive property of the Indenture Trustee; provided, however, that the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.05.  Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each HELOC fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Outstanding Principal Balance of the HELOC, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-Note Insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the greater of (i) the lesser of (a) the Outstanding Principal Balance of the HELOC (plus any additional amount required to prevent the Mortgagor from being deemed a co-insurer) or (b) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the Outstanding Principal Balance of the related HELOC at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and flood insurance in an amount which is at least equal to the greater of (i) the lesser of (a) the Outstanding Principal Balance of the HELOC (plus any additional amount required to prevent the Mortgagor from being deemed a co-insurer), or (b) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. Pursuant to Section 5.02, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the related Servicing Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 5.03. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions, be added to the unpaid principal balance of the related HELOC, notwithstanding that the terms of such HELOC so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the HELOC, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Securities Administrator on behalf of the Indenture Trustee, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best’s Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

Section 3.06.  Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all Mortgaged Properties securing the HELOCs, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.05 and otherwise complies with all other requirements of Section 3.05, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.05, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.05, and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. The Servicer agrees to prepare and present, on behalf of the Indenture Trustee, the Noteholders, the Note Insurer and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Indenture Trustee, the Servicer shall cause to be delivered to the Indenture Trustee and the Master Servicer a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Indenture Trustee.

Section 3.07.  Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA or FHLMC on all officers, employees or other persons acting in any capacity with regard to the HELOCs to handle funds, money, documents and papers relating to the HELOCs. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a HELOC without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.07 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Seller’s and Servicers’ Guide. Upon request, the Servicer shall deliver to the Indenture Trustee and the Master Servicer a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days’ prior written notice to the Indenture Trustee.

Section 3.08.  Presentment of Claims and Collection of Proceeds.

The Servicer shall prepare and present on behalf of the Indenture Trustee, the Note Insurer, the Noteholders and the Certificateholders all claims under the Required Insurance Policies relating to the HELOCs and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such Required Insurance Policies. Any proceeds disbursed to the Servicer in respect of such Required Insurance Policies shall be promptly deposited in the Escrow Account maintained by the Servicer upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related HELOC to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.09.  Maintenance of the Primary Mortgage Insurance Policies.

(a)  The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. The Servicer shall use its best efforts to keep in force and effect (to the extent that the HELOC requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance Policy applicable to each HELOC. The Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Credit Line Agreement and is required to be kept in force hereunder.

(b)  The Servicer agrees to present on behalf of the Indenture Trustee, the Noteholders, the Note Insurer and the Certificateholders claims to the insurer under any Primary Mortgage Insurance Policies relating to the HELOCs and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted HELOCs. Pursuant to Section 5.02, any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account maintained by the Servicer, subject to withdrawal pursuant to Section 5.03 hereof.

Section 3.10.  Realization Upon Defaulted HELOCs; Determination of Excess Liquidation Proceeds and Realized Losses; Repurchases of Certain HELOCs.

(a)  The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. The Servicer shall use its best efforts to realize upon defaulted HELOCs in such a manner as will maximize the receipt of principal and interest, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related HELOC after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 5.03. In the event that any payment due under any HELOC is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the HELOC and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Noteholders, the Note Insurer and the Certificateholders; provided, that no waiver of delinquent payments shall affect any HELOCs status as 180 days delinquent. In the event that any payment due under any HELOC remains delinquent for a period of 90 days or more, the Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Indenture Trustee and the Master Servicer in writing of the Servicer’s intention to do so, and the Servicer shall not commence foreclosure proceedings if the Indenture Trustee or Master Servicer objects to such action within ten (10) Business Days of receiving such notice. The Servicer shall notify the Indenture Trustee in writing of the commencement of foreclosure proceedings. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 5.03.

(b)  Notwithstanding the foregoing provisions of this Section 3.10, with respect to any HELOC as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.10 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 5.03(a)(viii).

If the Servicer determines, as described above, that it is in the best economic interest of the Trust Estate to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 5.03(a)(viii).

(c)  Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any HELOC, will be applied in the following order of priority: first, to reimburse the Seller for any related unreimbursed Servicing Advances, pursuant to Section 5.03(a)(v); second, to accrued and unpaid interest on the HELOC, to the date of the Final Recovery Determination, or to the Due Date prior to the Servicer Remittance Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the HELOC. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such HELOC, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 5.03(a)(ii).

Section 3.11.  Servicing Compensation.

As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Collection Account out of each payment of interest on a HELOC included in the Trust Estate an amount equal to the Servicing Fee. The Servicer shall not be entitled to retain any Cancellation Fees related to any HELOC and such amounts shall be the property of the Trust Estate and be deemed a component of the Interest Collection Amount.

Additional servicing compensation in the form of any Excess Liquidation Proceeds, assumption fees, other ancillary income, late payment charges and all income and gain net of any losses realized from Permitted Investments with respect to funds in or credited to the Collection Account maintained by the Servicer shall be retained by the Servicer to the extent not required to be deposited in the Collection Account maintained by the Servicer pursuant to Section 5.02. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 3.05 and maintenance of the other forms of insurance coverage required by Sections 3.06 and 3.07) and shall not be entitled to reimbursement therefor except as specifically provided in Section 5.03.

Section 3.12.  Title, Management and Disposition of REO Property.

(a)  The deed or certificate of sale of any REO Property related to a HELOC shall be taken in the name of the Indenture Trustee, or its nominee, on behalf of the Trust Estate and for the benefit of the Noteholders, the Note Insurer and Certificateholders. The Servicer, on behalf of REMIC I, shall either sell any REO Property by the close of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than sixty (60) days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Indenture Trustee and the Note Insurer an Opinion of Counsel, addressed to the Indenture Trustee, the Note Insurer and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three (3) years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Notes or Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders, the Note Insurer and Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b)  The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee, on behalf of the Trust Estate and for the benefit of the Noteholders, the Note Insurer and the Certificateholders (the “REO Account”), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to the maintenance of separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the related REO Account.

(c)  The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property related to a HELOC as are consistent with the manner in which the Servicer manages and operates similar property owned by it or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of the Noteholders, the Note Insurer and the Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the clearing account in which it customarily deposits payments and collections on HELOCs in connection with its HELOC servicing activities on a daily basis, and in no event more than one (1) Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the REO Account in no event more than two (2) Business Days after the deposit of good funds into the clearing account, all revenues received by it with respect to an REO Property related to a HELOC and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i)  all insurance premiums due and payable in respect of such REO Property;

(ii)  all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii)  all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding the foregoing, the Servicer, on behalf of the Trust Estate, shall not:

(iv)  enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(v)  permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(vi)  authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related HELOC became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(vii)  allow any Person to Directly Operate any REO Property on any date more than ninety (90) days after its date of acquisition by the Trust Estate;

unless, in any such case, the Servicer has obtained an Opinion of Counsel (at the cost of the Servicer), provided to the Master Servicer, the Note Insurer, the Securities Administrator and the Indenture Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i)  the terms and conditions of any such contract shall not be inconsistent herewith;

(ii)  any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty (30) days following the receipt thereof by such Independent Contractor;

(iii)  none of the provisions of this Section 3.12(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Trust Estate and for the benefit of the Noteholders, the Note Insurer and the Certificateholders with respect to the operation and management of any such REO Property; and

(iv)  the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.11 is sufficient to pay such fees. Any such agreement shall include a provision that such agreement may be immediately terminated by any successor Servicer without fee, in the event the Servicer shall for any reason, no longer be the Servicer of the HELOCs (including termination due to a Servicer Event of Default).

(d)  In addition to the withdrawals permitted under Section 3.12(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related HELOC; and (ii) to reimburse itself or any subservicer for unreimbursed Servicing Advances made in respect of such REO Property or the related HELOC. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account and deposit into the Payment Account in accordance with Section 5.02(d)(i), for payment on the related Payment Date in accordance with Section 6.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.12(c) or this Section 3.12(d).

(e)  Subject to the time constraints set forth in Section 3.12(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices.

(f)  The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related HELOC and net of any payment or reimbursement to the Servicer as provided above, shall be deposited in the Payment Account in accordance with Section 5.02(d)(i) on the Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with Section 6.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(g)  The Servicer shall file information returns (and shall provide a certification of a Servicing Officer to the Master Servicer that such filings have been made) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 3.13.  Liquidation Reports.

Upon the foreclosure of any Mortgaged Property relating to a HELOC or the acquisition thereof by the Trust Estate pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit a liquidation report to the Master Servicer containing such information as shall be mutually acceptable to the Servicer and the Master Servicer with respect to such Mortgaged Property.

Section 3.14.  Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.

In the event that a shortfall in any collection on or liability with respect to any HELOC results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Outstanding Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Credit Line Agreement and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Securities Administrator for deposit in the Payment Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Estate, the Indenture Trustee, the Securities Administrator, the Master Servicer, the Depositor, the Note Insurer and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.14 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Credit Line Agreement and Mortgage, to the extent permitted by applicable law.

Section 3.15.  Annual Statement as to Compliance.

Each of the Servicer, the Securities Administrator and the Master Servicer shall deliver to the Securities Administrator, the Master Servicer, the Depositor and the Note Insurer, not later than March 15th of each calendar year beginning in 2007, an officer’s certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party, during the preceding calendar year and of its performance under this Agreement and/or other applicable servicing agreement has been made under such officer’s supervision and (ii) to the best of such officer's knowledge, based on such review, each such party has fulfilled all of its obligations under this Agreement and/or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer, the Securities Administrator or the Master Servicer has delegated any servicing responsibilities with respect to the HELOCs to a subservicer or subcontractor, the Servicer, the Master Servicer or the Securities Administrator (as the case may be) shall cause to be delivered a similar Annual Statement of Compliance by that subservicer or subcontractor to the Depositor, the Master Servicer, the Securities Administrator and the Note Insurer as described above as and when required with respect to the Servicer, the Securities Administrator and the Master Servicer.

Failure of the Master Servicer to comply with this Section 3.15 (including with respect to the time frames required in this Section), which failure results in a failure to timely file the related Form 10-K, shall be deemed a Master Servicer Event of Default with respect to such party, and the Indenture Trustee at the direction of the Depositor, shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the HELOCs and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Servicer to comply with this Section 3.15 (including with respect to the timeframes required in this Section), which failure results in a failure to timely file the related Form 10-K, shall be deemed a Servicer Event of Default and the Master Servicer at the direction of the Depositor shall, in addition to whatever rights the Master Servicer may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the HELOCs and the proceeds thereof without compensating the Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.15 (including with respect to the timeframes required in this Section), which failure results in a failure to timely file the related Form 10K, shall be deemed a default and the Indenture Trustee at the direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the HELOCs and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.16.  Assessments of Compliance and Attestation Reports.

The Servicer, the Master Servicer and the Securities Administrator shall service, master service and administer, respectively, the HELOCs in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Servicer, the Master Servicer, the Securities Administrator and the Custodian (each, an “Assessing Party”) shall deliver to the Securities Administrator, the Master Servicer, the Depositor and the Note Insurer on or before March 15th of each calendar year beginning in 2007, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a)  A statement by an authorized officer of such Assessing Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Assessing Party;

(b)  A statement by an authorized officer that such Assessing Party used the Servicing Criteria attached as Exhibit E hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Assessing Party;

(c)  An assessment by such officer of the related Assessing Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Notes or the Certificates, that are backed by the same asset type as the HELOCs;

(d)  A statement that a registered public accounting firm has issued an attestation report on the related Assessing Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e)  A statement as to which of the applicable Servicing Criteria on Exhibit E hereto, if any, are not applicable to the related Assessing Party, which statement shall be based on the activities such Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving such Assessing Party, that are backed by the same asset type as the HELOCs.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the related Assessing Party.

On or before March 15th of each calendar year beginning in 2007, each Assessing Party specified in this Section shall furnish to the Securities Administrator, the Master Servicer, the Note Insurer and the Depositor a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Assessing Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

Each of the Servicer and the Master Servicer, respectively, shall cause any subservicer engaged by it, and each subcontractor engaged by it and determined by it to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Securities Administrator, the Note Insurer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

The Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth on Exhibit E and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Estate.

Failure of the applicable party to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related From 10-K shall be deemed a Servicer Event of Default with respect to the Servicer, a Master Servicer Event of Default with respect to the Master Servicer and a default with respect to the Securities Administrator. Upon such an event the Master Servicer or the Indenture Trustee at the direction of the Depositor shall, in addition to whatever rights the Master Servicer or the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the applicable party under this Agreement and in and to the HELOCs and the proceeds thereof without compensating the applicable party for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

The Securities Administrator shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to the “securities administrator.” In addition, the Custodian shall deliver to the Securities Administrator, the Master Servicer, the Note Insurer and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit E hereto which are indicated as applicable to a “custodian.” Notwithstanding the foregoing, as to the Securities Administrator and the Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Estate.

Section 3.17.  Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the HELOCs which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the HELOCs by the Trust. In particular, the Servicer shall maintain in its possession, available for inspection by the Master Servicer, the Note Insurer, the Securities Administrator and the Indenture Trustee and shall deliver to the Master Servicer, the Note Insurer, the Securities Administrator and the Indenture Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. The Indenture Trustee, the Note Insurer, the Securities Administrator and the Master Servicer, and any governmental or regulatory agency with jurisdiction over the Indenture Trustee, the Securities Administrator, the Note Insurer or the Master Servicer, as applicable, shall have the right, upon reasonable advance notice to the Servicer, to inspect and examine the books and records of the Servicer. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including, but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of Accepted Servicing Practices. During the term of this Agreement, the Servicer shall, upon reasonable advance notice, make available a Servicing Officer to the Master Servicer for answering questions and responding to inquiries.

The Servicer shall maintain with respect to each HELOC and shall make available for inspection by the Master Servicer, the Note Insurer and the Indenture Trustee the related servicing file during the time such HELOC is subject to this Agreement and thereafter in accordance with applicable law.

Section 3.18.  Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Note Owner or Certificate Owner, access to the documentation regarding the related HELOCs required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. Nothing in this Section 3.18 shall limit the obligation of the Servicer to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.18 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. The Servicer shall not be required to make copies of or ship documents to any Person unless provisions have been made for the reimbursement of the costs thereof.

Section 3.19.  Indemnification.

The Servicer agrees to indemnify the Indenture Trustee, the Sponsor, the Depositor, the Master Servicer (including the Certifying Person), the Note Insurer and the Securities Administrator, from, and hold the Indenture Trustee, the Sponsor, the Depositor, the Note Insurer, the Master Servicer and the Securities Administrator harmless against, any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by any such aforementioned party by reason of the Servicer’s breach of its obligations under this Agreement (other than in connection with Sections 3.15, 3.16 and 4.15) or for any inaccuracies or errors in any data, report or other information provided to the Master Servicer pursuant to this Agreement (other than in connection with Sections 3.15, 3.16 and 4.15) or its willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or by reason of the Servicer’s reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Servicer, the Indenture Trustee, the Master Servicer and the Securities Administrator. Any payment hereunder made by the Servicer to any such Person shall be from the Servicer’s own funds, without reimbursement from REMIC I therefor.

Section 3.20.  Indenture Trustee to Cooperate; Release of Loan Files.

(a)  Upon becoming aware of the payment in full of any HELOC and termination of the related Credit Line Agreement, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to the Noteholders and Certificateholders on the next Payment Date and termination of the related Credit Line Agreement, the Servicer will promptly furnish to the Custodian, on behalf of the Indenture Trustee, two copies of a request for release substantially in the form attached to the Custodial Agreement signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account have been or will be so deposited) and shall request that the applicable Custodian, on behalf of the Indenture Trustee, deliver to the Servicer the related Loan File. Upon receipt of such certification and request, the Custodian, on behalf of the Indenture Trustee, shall within five (5) Business Days release the related Loan File to the Servicer and the Indenture Trustee and the Custodian shall have no further responsibility with regard to such Loan File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the HELOC, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account, unless it shall represent a Servicing Advance.

(b)  From time to time and as appropriate for the servicing or foreclosure of any HELOC, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Indenture Trustee, shall, upon the request of the Servicer, and delivery to the Custodian, on behalf of the Indenture Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to the Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release within five (5) Business Days the related Loan File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Loan File to the Custodian on behalf of the Indenture Trustee, when the need therefor by the Servicer no longer exists unless the HELOC shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Loan File shall be released by the Custodian, on behalf of the Indenture Trustee, to the Servicer.

Notwithstanding the foregoing, in connection with a principal prepayment in full of any HELOC, the Master Servicer may request release of the related Loan File from the Custodian, in accordance with the provisions of the Custodial Agreement, in the event the Servicer fails to do so.

Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer, any court pleadings, requests for trustee’s sale or other documents prepared and delivered to the Indenture Trustee and reasonably acceptable to it and necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Credit Line Agreement or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Credit Line Agreement or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale. So long as no Servicer Event of Default shall have occurred and be continuing, the Servicer shall have the right to execute any and all such court pleadings, requests and other documents as attorney-in-fact for, and on behalf of the Indenture Trustee. Notwithstanding the preceding sentence, the Indenture Trustee shall in no way be liable or responsible for the willful malfeasance of the Servicer, or for any wrongful or negligent actions taken by the Servicer, while the Servicer is acting in its capacity as attorney in fact for and on behalf of the Indenture Trustee.

ARTICLE IV

ADMINISTRATION AND MASTER SERVICING OF HELOCS

Section 4.01.  Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the HELOCs in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive and review certain reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall monitor the Servicer’s servicing activities with respect to the HELOCs, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.04 of this Agreement, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its HELOC monitoring with the actual remittances of the Servicer pursuant to this Agreement.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney in the form of Exhibit H attached hereto and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer and the Master Servicer to master service the related HELOCs and REO Properties. The Indenture Trustee shall not be liable for the Servicer’s or the Master Servicer’s use or misuse of such powers of attorney.

The Master Servicer, Securities Administrator and Indenture Trustee shall provide access to the records and documentation in their possession regarding the related HELOCs and REO Property to the Noteholders, the Note Insurer, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Master Servicer, Securities Administrator and Indenture Trustee, as the case may be; provided, however, that, unless otherwise required by law, the Master Servicer, Securities Administrator and Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Master Servicer, Securities Administrator and Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Master Servicer, Securities Administrator and Indenture Trustee’s actual costs.

The Indenture Trustee at the request of the Servicer or Master Servicer shall execute and deliver to the Servicer or the Master Servicer, as the case may be, any court pleadings, requests for trustee’s sale or other documents necessary or reasonably desirable to (i) effect the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) take any legal action brought to obtain judgment against any Mortgagor on the Credit Line Agreement or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Credit Line Agreement or Security Instrument or otherwise available at law or equity.

Section 4.02.  Monitoring of Servicer. (a) In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuing Entity, the Securities Administrator, the Note Insurer and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate or necessary in accordance with Section 4.02(b).

(c)  The Master Servicer, for the benefit of the Issuing Entity, the Indenture Trustee, the Noteholders, the Certificateholders and the Note Insurer, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph and with the prior written consent of the Note Insurer (so long as no Note Insurer Default exists), terminate the rights and obligations of the Servicer hereunder and act as servicer of the related HELOCs or cause the Issuing Entity to enter into a new servicing agreement with a successor servicer selected by the Master Servicer or enter into an agreement with a successor servicer selected by the Master Servicer whereby the successor servicer assumes all the responsibilities, duties and liabilities of the Servicer (other than liabilities of the Servicer hereunder incurred prior to termination of the Servicer) under this Agreement as if originally named as a party to this Agreement, in each case in accordance with Section 8.05 of this Agreement and, in each case, approved by the Note Insurer in writing; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of this Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related HELOCs. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(d)  To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to this Agreement (including, without limitation, (i) all out of pocket legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the HELOCs in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Payment Account as Extraordinary Trust Fund Expenses (which reimbursement shall not be subject to the Extraordinary Trust Fund Expenses Cap).

(e)  The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(f)  If the Master Servicer acts as the servicer, it will not assume liability for the representations and warranties of the Servicer, if any.

(g)  No later than three (3) Business Days prior to each Payment Date, the Master Servicer shall provide data to the Securities Administrator (in a format mutually agreed upon) sufficient for the Securities Administrator to make payments on the Notes and, in its role as Certificate Paying Agent, distributions on the Certificates, demand for payment under the Policy and prepare the monthly statement to Securityholders.

Section 4.03.  Fidelity Bond. The Master Servicer, at its expense, shall (i) maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder or (ii) self insure if LaSalle Bank National Association maintains with any Rating Agency the equivalent of a long term unsecured debt rating of “A”. The errors and omissions insurance policy and the fidelity bond referred to in (i) above shall be in such form and amount generally acceptable for entities serving as master servicer or trustees.

Section 4.04.  Power to Act; Procedures. The Master Servicer shall master service the HELOCs and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the HELOCs, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuing Entity, the Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Credit Line Agreements and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any HELOC, in each case, in accordance with the provisions of this Agreement; provided, however, that no such action shall result in a “significant modification” pursuant to Treasury Regulation Section 1.860G-2(b). The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney in the form attached as Exhibit H hereto empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the HELOCs or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the HELOCs and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.11 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuing Entity or the Indenture Trustee, be deemed to be the agent of the Issuing Entity or the Indenture Trustee.

Section 4.05.  Due-on-Sale Clauses; Assumption Agreements. To the extent provided in this Agreement, to the extent HELOCs contain enforceable due-on-sale clauses, the Master Servicer shall enforce the obligation of the Servicer to enforce such clauses in accordance with this Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement, and, as a consequence, a HELOC is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

Section 4.06.  Reserved

Section 4.07.  Documents, Records and Funds in Possession of Master Servicer to Be Held for Issuing Entity and Indenture Trustee.

(a)  The Master Servicer shall transmit and the Servicer (to the extent required by this Agreement) shall transmit to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by the Servicer in respect of any HELOC or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any HELOC shall be held for the benefit of the Issuing Entity, the Indenture Trustee and the Owner Trustee subject to the Master Servicer’s right to retain or withdraw from the Payment Account the Master Servicer Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its Servicing Fee and other amounts as provided in this Agreement. The Master Servicer shall, and to the extent provided in this Agreement shall enforce the obligation of the Servicer to, provide access to information and documentation regarding the HELOCs to the Issuing Entity, the Securities Administrator, the Note Insurer, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)  All Loan Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any HELOCs, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuing Entity, the Indenture Trustee, the Note Insurer, the Noteholders and the Certificateholders shall be and remain the sole and exclusive property of the Issuing Entity, subject to the pledge to the Indenture Trustee; provided, however, that the Master Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 4.08.  Standard Hazard Insurance and Flood Insurance Policies.

(a)  For each HELOC, the Master Servicer shall enforce any obligation of the Servicer under this Agreement, to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in this Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)  Any amounts collected by the Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with this Agreement) shall be deposited into the Collection Account or Payment Account, as applicable, subject to withdrawal pursuant to Section 5.03. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the HELOC where the terms of the HELOC so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 5.03.

Section 4.09.  Presentment of Claims and Collection of Proceeds. The Master Servicer shall, to the extent provided in this Agreement, enforce the obligation of the Servicer to prepare and present on behalf of the Issuing Entity, the Indenture Trustee, the Noteholders, the Note Insurer and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Payment Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related HELOC to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 4.10.  Maintenance of the Insurance Policies.

(a)  The Master Servicer shall enforce any provision under this Agreement, prohibiting the Servicer from taking any action that would result in noncoverage under any applicable Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to enforce any obligation of the Servicer under this Agreement, to keep in force and effect (to the extent that the HELOC requires the Mortgagor to maintain such insurance), insurance applicable to each HELOC in accordance with the provisions of this Agreement. The Master Servicer shall enforce any provision under this Agreement prohibiting the Servicer from canceling or refusing to renew any such Insurance Policy that is in effect at the date of the initial issuance of the HELOC and is required to be kept in force thereunder except in accordance with the provisions of this Agreement.

(b)  The Master Servicer shall enforce any provision under this Agreement requiring to the extent required under this Agreement to present, on behalf of the Issuing Entity, the Indenture Trustee, the Note Insurer, the Certificateholders and the Noteholders, claims to the insurer under any Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Insurance Policies respecting defaulted HELOCs. Any amounts collected by the Master Servicer or the Servicer under any Insurance Policies shall be deposited in the Payment Account, as applicable, subject to withdrawal pursuant to Section 5.03.

Section 4.11.  Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with the Indenture, the Indenture Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Loan File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, upon the execution or receipt thereof the originals of any Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Loan File that come into the possession of the Master Servicer from time to time.

Section 4.12.  Realization Upon Defaulted HELOCs. For each HELOC that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall enforce the obligation of the Servicer (to the extent required under this Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such HELOCs, all in accordance with this Agreement. Pursuant to this Agreement, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in this Agreement.

Section 4.13.  Compensation for the Master Servicer, Securities Administrator and the Indenture Trustee.

On each Payment Date, the Master Servicer shall be entitled to receive a fee equal to 1/12 of the Master Servicing Fee Rate multiplied by the Outstanding Principal Balance of the HELOCs as of the Due Date in the month preceding the month in which such Payment Date occurs (the “Master Servicer Compensation”). The Master Servicer will pay the fees of the Securities Administrator, the Custodian and the Indenture Trustee from the Master Servicer Compensation. Additionally, the Master Servicer shall be entitled to investment income from all the Investment Accounts except the Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as otherwise provided in this Agreement.

Section 4.14.  REO Property.

(a)  In the event the Trust Estate acquires ownership of any REO Property in respect of any related HELOC, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders, the Certificateholders or the Note Insurer. The Master Servicer shall, to the extent provided in this Agreement, enforce any obligation of the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement, but in all events subject to the requirements in clause (e) below. Pursuant to its efforts to sell such REO Property, the Master Servicer shall enforce the obligation of the Servicer to protect and conserve, such REO Property in the manner and to the extent required by this Agreement.

(b)  The Master Servicer shall, to the extent required by this Agreement, enforce the obligation of the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Collection Account.

(c)  To the extent provided in this Agreement, the Liquidation Proceeds from the final disposition of the REO Property shall be deposited by the Servicer in the related Collection Account on or prior to the Servicer Remittance Date in the month following receipt thereof and, net of any payment to the Servicer as provided in this Agreement, be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Payment Account on the Servicer Remittance Date.

(d)  Notwithstanding any other provision of this Agreement, in the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a HELOC, the Master Servicer shall dispose of, or cause to be disposed, such Mortgaged Property prior to three years after its acquisition by the Trust Estate or, at the expense of the Trust Estate, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Indenture Trustee, the Securities Administrator, the Note Insurer and the Owner Trustee shall have been supplied with an Opinion of Counsel addressed to the Indenture Trustee, the Securities Administrator, the Note Insurer and the Owner Trustee (such opinion not to be an expense of the Indenture Trustee, the Securities Administrator, the Note Insurer or the Owner Trustee) to the effect that the holding by the Trust Estate of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” as defined in section 860F of the Code of any REMIC created pursuant to the Indenture or cause any REMIC created pursuant to the Indenture to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding, in which case the Trust Estate may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Estate shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Estate in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC created pursuant to the Indenture to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer or Servicer has agreed to indemnify and hold harmless the Trust Estate with respect to the imposition of any such taxes.

The Servicer shall prepare for and deliver to the Securities Administrator a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Securities Administrator to comply with the reporting requirements of the REMIC Provisions.

Section 4.15.  Reports Filed with Securities and Exchange Commission.

(a)  (i) (A) For so long as the Trust is subject to the Exchange Act reporting requirements, within 15 days after each Payment Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Securities Administrator to the Securityholders for such Payment Date and detailing all data elements specified in Item 1121(a) of Regulation AB, provided that the Securities Administrator shall have received no later than five (5) calendar days after the related Payment Date all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit F to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit F) and approval.

For so long as the Trust is subject to the Exchange Act reporting requirements, within five (5) calendar days after the related Payment Date, (i) the parties set forth in Exhibit F shall be required to provide, pursuant to Section 4.15(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any out-of-pocket expenses incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

In connection with the preparation and filing of any Form 10-D, the Securities Administrator shall include the following language in such Form 10-D: “The consolidated balance sheets of Financial Security Assurance Inc. ("Financial Security") as of the most recent calendar year ended and the related consolidated statements of income, changes in shareholder’s equity and cash flows for the calendar year then ended and the interim consolidated balance sheet of Financial Security as of the most recent calendar quarter ended, and the related statements of income, changes in shareholder's equity and cash flows for the calendar quarter ended, included in the Annual Report on Form 10-K and Quarterly Report on Form 10-Q of Financial Security, respectively, are hereby incorporated by reference into this Form 10-D and shall be deemed to be part hereof. Any statement contained in a document incorporated herein by reference shall be modified or superseded for the purposes of this Form 10-D to the extent that a statement contained herein by reference also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Form 10-D.”

(B)  After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor and the Master Servicer for review. Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator and Master Servicer that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. Accordingly, the Depositor hereby directs the Securities Administrator to check “yes” when preparing such Form 10-D. The Depositor shall notify the Securities Administrator and Master Servicer in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be “no.” The Securities Administrator and Master Servicer shall be entitled to rely on such representations and direction in preparing, executing and/or filing any Form 10-D. No later than two (2) Business Days prior to the 15th calendar day after the related Payment Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.15(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website identified in Section 6.04 of this Agreement a final executed copy of each Form 10-D. The signing party at the Master Servicer can be contacted as set forth in Section 11.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 4.15(a)(i), (iv) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s or Master Servicer’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii)  (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Securities. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit F to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit F) and approval.

(B)  For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 5:00 p.m. New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit G shall be required pursuant to Section 4.15(a)(iv) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable out-of-pocket expenses incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C)  After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business, New York City time on the 3rd Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.15(a)(v). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website identified in Section 6.04 of this Agreement a final executed copy of each Form 8-K. The signing party at the Master Servicer can be contacted as set forth in Section 11.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 4.15(a)(ii), (iv) and (v) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s or Master Servicer’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii)  (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the parties described under Section 3.15(ii)(A), the annual reports on assessment of compliance with Servicing Criteria for the parties described under Section 3.16, and (B) if the party’s report on assessment of compliance with Servicing Criteria described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if such party’s report on assessment of compliance with Servicing Criteria described under Section 3.16 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the parties described under Section 3.16, and (B) if any registered public accounting firm attestation report described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in this Section 4.15(a)(iii)(D) below. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit F to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit F) and approval.

In connection with the preparation and filing of any Form 10-K, the Securities Administrator shall include the following language in such Form 10-K: “The consolidated balance sheets of Financial Security Assurance Inc. ("Financial Security") as of the most recent calendar year ended and the related consolidated statements of income, changes in shareholder’s equity and cash flows for the calendar year then ended and the interim consolidated balance sheet of Financial Security as of the most recent calendar quarter ended, and the related statements of income, changes in shareholder's equity and cash flows for the calendar quarter ended, included in the Annual Report on Form 10-K and Quarterly Report on Form 10-Q of Financial Security, respectively, are hereby incorporated by reference into this Form 10-K and shall be deemed to be part hereof. Any statement contained in a document incorporated herein by reference shall be modified or superseded for the purposes of this Form 10-K to the extent that a statement contained herein by reference also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Form 10-K.”

(B)  No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit F shall be required to provide pursuant to Section 4.15(a)(iv) below to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable out-of-pocket expenses incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

(C)  After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review. Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator and Master Servicer that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. Accordingly, the Depositor hereby directs the Securities Administrator to check “yes” when preparing such Form 10-K. The Depositor shall notify the Securities Administrator and Master Servicer in writing, no later than the 15th calendar day of March in any year in which the Trust is required to file a Form 10-K if the answer to the questions should be "no." The Securities Administrator and Master Servicer shall be entitled to rely on such representations and direction in preparing, executing and/or filing any Form 10-K. No later than 12:00 p.m. New York City time on the 2nd Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.15(a)(v). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website identified in Section 6.04 of this Agreement a final executed copy of each Form 10-K. The signing party at the Master Servicer can be contacted as set forth in Section 11.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 4.15(a)(iii), (iv) and (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections, Section 3.14 and Section 3.16. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s or Master Servicer’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D)  Each Form 10-K shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Servicer, the Master Servicer and the Securities Administrator shall, and the Servicer, the Master Servicer and the Securities Administrator shall cause any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit C, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 11.04. In the event the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, the Securities Administrator shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 4.15(a)(iii) with respect to the period of time it was subject to this Agreement.

(iv)  With respect to any Additional Form 10-D Disclosure, Additional From 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Estate, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit F as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 4.15(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit G. Each of the Master Servicer, Sponsor, Servicer and Depositor hereby agree to notify and provide to the extent known to the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Estate, with respect to which such party is indicated in Exhibit G as the responsible party for providing that information.

So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Estate, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 4.15. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations that develop after the Closing Date between the Indenture Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer, the Note Insurer or the Custodian of the type described under Item 1119(a) of Regulation AB, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 4.15.

(v)   (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B)  In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, Master Servicer and Securities Administrator will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and the Master Servicer and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The Depositor and Master Servicer acknowledge that the performance by the Securities Administrator of its duties under this Section 4.15(a)(v) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s or Master Servicer’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor and the Servicer each agree to promptly furnish to the Securities Administrator and Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the HELOCs as the Securities Administrator and Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 4.15; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Estate as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Deutsche Bank Securities Inc., Attn: Ms. Susan Valenti; 60 Wall Street, New York, New York 10005. Fees and expenses incurred by the Securities Administrator in connection with this Section 4.15 shall not be reimbursable from the Trust Estate. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator to the extent set forth in this Section 4.15.

(b)  Reserved.

(c)  The Securities Administrator shall indemnify and hold harmless the Depositor, the Note Insurer, the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Securities Administrator’s obligations under Sections 3.15, 3.16 and 4.15 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith (ii) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, the Annual Statement of Compliance, the Assessment of Compliance, any Attestation Report, any Additional Disclosure or other information provided by or on behalf of the Securities Administrator or on behalf of any subservicer or subcontractor of the Securities Administrator pursuant to Section 3.15, 3.16 and 4.15 (the “Securities Administrator Information”), or (iii) the omission or alleged omission to state in the Securities Administrator Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

The Servicer shall indemnify and hold harmless the Securities Administrator, the Note Insurer, the Depositor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the obligations of the Servicer under Sections 3.15, 3.16 and 4.15 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith, (ii) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, the Annual Statement of Compliance, the Assessment of Compliance, any Attestation Report, any Additional Disclosure or other information provided by or on behalf of the Servicer or on behalf of any subservicer or subcontractor of the Servicer pursuant to Section 3.15, 3.16 and 4.15 (the “Servicer Information”), or (iii) the omission or alleged omission to state in the Servicer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

The Master Servicer shall indemnify and hold harmless the Securities Administrator, the Note Insurer and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the obligations of the Master Servicer under this Section 4.15 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith, (ii) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, the Annual Statement of Compliance, the Assessment of Compliance, any Attestation Report, any Additional Disclosure or other information provided by or on behalf of the Master Servicer or on behalf of any subservicer or subcontractor of the Master Servicer pursuant to Section 3.15, 3.16 and 4.15 (the “Master Servicer Information”), or (iii) the omission or alleged omission to state in the Master Servicer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 4.15 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

(d)  Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Securities Administrator or any officer, director or Affiliate (other than the Master Servicer) thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Securities Administrator to file a Form 10-K as a result of the lack of required information as set forth in Section 4.15(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Securities Administrator of any obligation under this Agreement.

(e)  Notwithstanding the provisions of Section 11.01, this Section 4.15 may be amended without the consent of the Noteholders, Note Insurer or Certificateholders.

Section 4.16.  UCC. The Depositor shall inform the Securities Administrator in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Securities Administrator promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Securities Administrator will execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 4.17.  Information Required by the Internal Revenue Service and Reports Regarding Mortgaged Property. The Servicer shall prepare for and deliver to the Securities Administrator a statement with respect to each Mortgaged Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such Mortgaged Property at such times as is necessary to enable the Securities Administrator to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such Mortgaged Property shall be deposited by the Servicer in the related Collection Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

Section 4.18.  Intention of the Parties. Each of the parties acknowledges and agrees that the purpose of Sections 3.15, 3.16 and 4.15 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE V

ACCOUNTS

Section 5.01.  Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

(a)  To the extent the terms of a Mortgage provide for Escrow Payments, the Servicer shall establish and maintain one or more accounts (the “Servicing Accounts”), into which all collections from the Mortgagors (or related advances from subservicers) for the payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained. Each Servicing Account shall be an Eligible Account. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on HELOCs in connection with its servicing activities on a daily basis, and in no event more than one (1) Business Day after the Servicer’s receipt thereof, all Escrow Payments collected on account of the related HELOCs and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event later than the second Business Day after the deposit of good funds into the clearing account, and retain therein, all Escrow Payments collected on account of the related HELOCs, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made by the Servicer only to (i) effect timely payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items; (ii) reimburse itself out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.05 (with respect to fire, flood and hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) for application to restore or repair the related Mortgaged Property in accordance with Sections 3.05 and 3.07; (v) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or, only to the extent not required to be paid to the related Mortgagors, to pay itself interest on balances in the Servicing Account; or (vi) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the related HELOCs under this Agreement upon termination of the REMIC. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its own funds, without any reimbursement therefor. Notwithstanding the foregoing, the Servicer shall not be obligated to collect Escrow Payments if the related HELOC does not require such payments but the Servicer shall nevertheless be obligated to make Servicing Advances as provided in Sections 3.01, 3.05 and 3.07. In the event the Servicer shall deposit in the Servicing Accounts any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicing Accounts, any provision to the contrary notwithstanding.

(b)  To the extent that a Mortgage does not provide for Escrow Payments, the Servicer (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the HELOC being imposed, the Servicer shall, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property unless the Servicer determines the advance to be nonrecoverable. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments subject to its determination of recoverability.

Section 5.02.  Collection Account and Payment Account.

(a)  On behalf of the Trust Estate, the Servicer shall establish and maintain one or more accounts (such account or accounts, the “Collection Account”) in the name of the Indenture Trustee and held in trust for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer and the Certificateholders. On behalf of the Trust Estate, the Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on HELOCs in connection with its HELOC servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the Collection Account, in no event later than two Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received by it on or subsequent to the Cut-off Date:

(i)  all payments on account of principal, including Principal Prepayments, on the HELOCs;

(ii)  all payments on account of interest (net of the related Servicing Fee) on the HELOCs;

(iii)  all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property) and all Subsequent Recoveries with respect to the related HELOCs;

(iv)  any amounts required to be deposited by the Servicer pursuant to Section 5.04 of this Agreement in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v)  any amounts required to be deposited by the Servicer in respect of any blanket policy deductibles;

(vi)  any Repurchase Price or Substitution Shortfall Amount delivered to the Servicer and all proceeds (net of amounts payable or reimbursable to the Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Custodian or the Securities Administrator) of HELOCs purchased in accordance with Section 2.02 or Section 3.10 of this Agreement or upon termination of the REMIC; and

(vii)  any Cancellation Charges collected by the Servicer in connection with the termination of any of the HELOCs.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional servicing compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)  On behalf of the Trust Estate, the Securities Administrator shall establish and maintain one or more accounts (such account or accounts, the “Payment Account”), held in trust for the benefit of the Indenture Trustee, the Trust Estate, the Noteholders and the Note Insurer and, in the name of the Certificate Paying Agent, for the benefit of the Certificateholders. On behalf of the Trust Estate, the Servicer shall deliver to the Securities Administrator in immediately available funds for deposit in the Payment Account on or before 12:00 noon New York time on the Servicer Remittance Date, that portion of the Available Payment Amount for the related Payment Date then on deposit in the Collection Account and the amount of all Cancellation Charges collected by the Servicer in connection with the termination of any of the HELOCs then on deposit in the Collection Account. If the balance on deposit in a Collection Account exceeds $100,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of “Eligible Account,” the Servicer shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Securities Administrator or the Sponsor pursuant to Section 5.03 of this Agreement and shall pay such amounts to the Persons entitled thereto or shall establish a separate Collection Account (which shall also be an Eligible Account) and withdraw from the existing Collection Account the amount on deposit therein in excess of $100,000 and deposit such excess in the newly created Collection Account.

With respect to any remittance received by the Securities Administrator on or after the first Business Day following the Business Day on which such payment was due, the Securities Administrator shall send written notice thereof to the Servicer. The Servicer shall pay to the Securities Administrator interest on any such late payment by the Servicer at an annual rate equal to Prime Rate (as defined in The Wall Street Journal) plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Securities Administrator on the date such late payment is made and shall cover the period commencing with the day following the Servicer Remittance Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest, or the failure of the Securities Administrator to notify the Servicer of such interest, shall not be deemed an extension of time for payment or a waiver of any Servicer Event of Default by the Servicer.

(c)  Funds in the Collection Account and in the Payment Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 5.04. The Servicer shall give notice to the Indenture Trustee, the Securities Administrator and the Master Servicer of the location of the Collection Account when established and prior to any change thereof. The Securities Administrator shall give notice to the Servicer and the Depositor of the location of the Payment Account when established and prior to any change thereof.

(d)  Funds held in the Collection Account at any time may be delivered by the Servicer in immediately available funds to the Securities Administrator for deposit in the Payment Account. In the event the Servicer shall deliver to the Securities Administrator for deposit in the Payment Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Payment Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In no event shall the Securities Administrator incur liability as a result of withdrawals from the Payment Account at the direction of the Servicer in accordance with the immediately preceding sentence. In addition, the Servicer shall deliver to the Securities Administrator no later than the Servicer Remittance Date (i) any amounts required to be deposited pursuant to Section 3.12(d) or 3.12(f) of this Agreement in connection with any related REO Property; and (ii) any amounts to be paid in connection with a purchase of HELOCs and REO Properties upon termination of the REMIC.

Section 5.03.  Withdrawals from the Collection Account and Payment Account.

(a)  The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes:

(i)  to remit to the Securities Administrator for deposit in the Payment Account the amounts required to be so remitted pursuant to Section 5.02(b) of this Agreement or permitted to be so remitted pursuant to the first sentence of Section 5.02(d) of this Agreement;

(ii)  subject to Section 3.12(d) of this Agreement, to pay itself any unpaid Servicing Fees and reimburse itself any unreimbursed Servicing Advances with respect to each related HELOC, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such related HELOC or rental or other income from the related REO Property;

(iii)  to pay to itself as servicing compensation (in addition to the Servicing Fee or portion thereof payable to the Servicer) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

(iv)  to pay to itself or the Sponsor, as the case may be, with respect to each related HELOC that has previously been purchased or replaced pursuant to Section 2.02 or Section 3.12(c) of this Agreement all amounts received thereon not included in the Repurchase Price or the Substitution Shortfall Amount;

(v)  to reimburse itself (including any successor to the Servicer) for

(A) any Servicing Advance previously made by it which the Servicer has determined to be a Nonrecoverable Servicing Advance in accordance with the provisions of this Agreement provided however, that the Servicer shall not be entitled to reimbursement for any Servicing Advance made prior to the Cut-off Date if the Servicer determines that such Servicing Advance constitutes a Nonrecoverable Servicing Advance of this Agreement; or

(B) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related HELOC under Section 5.02(a)(iii) of this Agreement;

(vi)  to reimburse itself or the Depositor for expenses incurred by or reimbursable to itself or the Depositor, as the case may be, pursuant to Section 3.01 or Section 7.04 of this Agreement;

(vii)  to reimburse itself or the Indenture Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement that were included in the Repurchase Price of the related HELOC, including any expenses arising out of the enforcement of the purchase obligation;

(viii)  to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any related HELOC pursuant to Section 3.10(b) of this Agreement; and

(ix)  to clear and terminate the Collection Account upon termination of the REMIC.

The Servicer shall keep and maintain separate accounting, on a HELOC by HELOC basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (i), (ii), (iv), (v), (vi), (vii), (viii) and (ix) above.

(b)  The Securities Administrator shall, from time to time, make withdrawals from the Payment Account, for any of the following purposes, without priority:

(i)  to make distributions to Noteholders, the Note Insurer and Certificateholders in accordance with Section 6.01 of this Agreement;

(ii)  to pay to itself, the Custodian, the Indenture Trustee and the Master Servicer amounts to which it is entitled pursuant to this Agreement and any Extraordinary Trust Fund Expenses;

(iii)  to reimburse itself or the Master Servicer pursuant to Section 8.06 of this Agreement;

(iv)  to pay any amounts in respect of taxes pursuant to Section 9.04(g) of this Agreement;

(v)  to pay the Credit Risk Management Fee to the Credit Risk Manager; and

(vi)  to clear and terminate the Payment Account upon termination of the REMIC.

Section 5.04.  Investment of Funds in the Investment Accounts.

(a)  The Servicer may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Collection Account to invest the funds in the Collection Account (for purposes of this Section 5.04, an “Investment Account”) in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor on such Permitted Investment. Amounts in the Payment Account may be invested in Permitted Investments as directed in writing by the Master Servicer and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee. The Securities Administrator shall be entitled to sole possession over each such investment in the Payment Account and, subject to subsection (b) below, the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in a Collection Account are at any time invested in a Permitted Investment payable on demand, the party with investment discretion over such Investment Account shall:

(x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y) demand payment of all amounts due thereunder promptly upon receipt by such party of written notice from the Servicer (in respect of the Collection Account) and the Master Servicer (in respect of the Payment Account) that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)  All income and gain realized from the investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.03. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All earnings and gain realized from the investment of funds deposited in the Payment Account shall be for the benefit of the Master Servicer. The Master Servicer shall remit from its own funds for deposit into the Payment Account the amount of any loss incurred on Permitted Investments in the Payment Account.

(c)  Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator may and, subject to Sections 6.01 and 6.02 of the Indenture, shall, at the written direction of the Controlling Party, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

(d)  The Indenture Trustee, the Master Servicer or their respective Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s or the Master Servicer’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee or the Master Servicer pursuant to Section 5.02 or 5.03 or otherwise payable in respect of Extraordinary Trust Fund Expenses. Such additional compensation shall not be an expense of the Trust Estate.

Section 5.05.  Collection Account Statements.

Upon request, not later than fifteen (15) days after each Distribution Date, the Servicer shall forward to the Master Servicer, the Securities Administrator, the Note Insurer, the Indenture Trustee and the Depositor, a statement prepared by the institution at which the Collection Account is maintained setting forth the status of the Collection Account as of the close of business on such Payment Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account. Copies of such statement and any similar statements provided by the Servicer shall be provided by the Securities Administrator to any Noteholder or Certificateholder and to any Person identified to the Securities Administrator as a prospective transferee of a Note or Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Securities Administrator.

Section 5.06.  Reports to Master Servicer.

On or before the sixteenth calendar day of each month, the Servicer shall furnish to the Master Servicer electronically in a format acceptable to the Master Servicer loan accounting reports in the investor’s assigned loan number order to document the payment activity on each HELOC on an individual mortgage loan basis. With respect to each month, such loan accounting reports shall be in the format agreed to by the Servicer and the Master Servicer, including but not limited to the following information with respect to each HELOC:

(i)  with respect to each Monthly Payment (on an actual basis with respect to HELOC balances and paid-through dates), the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the amount of any Interest Shortfall);

(ii)  with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(iii)  the amount of servicing compensation received by the Servicer during the prior calendar month;

(iv)  the aggregate principal balance of the HELOCs;

(v)  the aggregate of any expenses reimbursed to the Servicer during the prior calendar month pursuant to Section 5.03;

(vi)  the aggregate Additional Balances and Additional Balance Advance Amounts created during the prior calendar month; and

(vii)  the number and aggregate Outstanding Principal Balances of HELOCs (a) delinquent, exclusive of HELOCs in foreclosure, (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, (B) in foreclosure and Delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (C) in bankruptcy and Delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Payment Date.

The Master Servicer shall be entitled to rely conclusively on the HELOC data provided by the Servicer and shall have no liability for any errors in such HELOC data.

Section 5.07.  Net WAC Rate Carryover Reserve Account.

(a)  On or before the Closing Date, the Securities Administrator shall establish a Net WAC Rate Carryover Reserve Account on behalf of the Holders of the Notes. On the Closing Date, the Depositor shall cause an amount equal to the Net WAC Rate Carryover Reserve Account Deposit to be deposited in the Net WAC Rate Carryover Reserve Account. The Net WAC Rate Carryover Reserve Account shall be an Eligible Account. The Net WAC Rate Carryover Reserve Account shall be entitled “Net WAC Rate Carryover Reserve Account, LaSalle Bank National Association, as Securities Administrator, on behalf of Deutsche Bank National Trust Company, as Indenture Trustee, for the benefit of the Securityholders”. On each Payment Date as to which there is a Net WAC Rate Carryover Amount payable to any Class of Notes, the Securities Administrator shall deposit the amounts payable pursuant to Section 6.01(a)(v)(5) this Agreement into the Net WAC Rate Carryover Reserve Account and the Securities Administrator has been directed by the Class CE Certificateholder to distribute amounts in the Net WAC Rate Carryover Reserve Account to the Holders of the Class A Notes. Any amount paid to the Class A Notes pursuant to the preceding sentence in respect of Net WAC Rate Carryover Amounts shall be treated as distributed to the Class CE Certificateholder in respect of the Class CE Certificates and paid by the Class CE Certificateholder to the applicable Holders of Notes. Any payments to the Holders of Notes in respect of Net WAC Rate Carryover Amounts pursuant to the second preceding sentence shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Section 860(G)(a)(1) of the Code.

(b)  The Net WAC Rate Carryover Reserve Account is an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall be an asset of the Trust Estate but not an asset of any REMIC. It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Net WAC Rate Carryover Reserve Account be disregarded as an entity separate from the Holder of the Class CE Certificates unless and until the date when either (a) there is more than one Class CE Certificateholder or (b) any Class of Certificates in addition to the Class CE Certificates is recharacterized as an equity interest in the Net WAC Rate Carryover Reserve Account for federal income tax purposes, in which case it is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Net WAC Rate Carryover Reserve Account be treated as a partnership. The Securities Administrator on behalf of the Trust shall be the nominal owner of the Net WAC Rate Carryover Reserve Account. The Class CE Certificateholder shall be the beneficial owner of the Net WAC Rate Carryover Reserve Account, subject to the power of the Securities Administrator to transfer amounts under this Section 5.07. Amounts in the Net WAC Rate Carryover Reserve Account shall, at the written direction of the Class CE Certificateholder, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Payment Date. In the absence of written instructions, amounts on deposit in the Net WAC Rate Carryover Reserve Account shall remain uninvested. All net income and gain from such investments shall be distributed to the Class CE Certificateholders, not as a distribution in respect of any interest in any REMIC, on such Payment Date. All amounts earned on amounts on deposit in the Net WAC Rate Carryover Reserve Account shall be taxable to the Class CE Certificateholder. Any losses on such investments shall be deposited in the Net WAC Rate Carryover Reserve Account by the Class CE Certificateholder out of its own funds immediately as realized.

Section 5.08.  The Certificate Distribution Account.

(a)  The Securities Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Securities Administrator on behalf of the Certificateholders an account (the “Certificate Distribution Account”) entitled “Certificate Distribution Account, LaSalle Bank National Association, as Securities Administrator, in trust for the holders of ACE Home Equity Loan Trust, Series 2006-GP1, Certificates.” The Certificate Distribution Account may be a subaccount of the Payment Account

(b)  On each Payment Date, the Securities Administrator shall withdraw from the Payment Account all amounts required to be deposited in the Certificate Distribution Account pursuant to Section 3.10(c) of the Trust Agreement and deposit such amount into the Certificate Distribution Account. On each Payment Date, the Securities Administrator shall distribute all amounts on deposit in the Certificate Distribution Account to the Certificateholders in respect of the Certificates as provided in the Trust Agreement. On the Payment Date on which the Note Balance is reduced to zero, the Securities Administrator shall distribute all amounts remaining on deposit in the Certificate Distribution Account to the Certificateholders in respect of the Certificates in order to clear and terminate the Certificate Distribution Account in connection with the termination of this Agreement.

(c)  All distributions made on the Certificates shall be made by wire transfer of immediately available funds to the account of such Certificateholders. The final distribution on the Certificates will be made in like manner, but only upon presentment and surrender of such Certificates at the location specified in the notice to the Certificateholders of such final distribution.

(d)  The Securities Administrator may (but is under no obligation to) invest, or cause to be invested, funds held in the Certificate Distribution Account in Eligible Investments (which may be obligations of the Securities Administrator or an affiliate of the Securities Administrator). All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Securities Administrator (in its capacity as such) or its nominee. The amount of any losses incurred in respect of any such investments shall be paid by the Securities Administrator for deposit in the Certificate Distribution Account out of its own funds, without any right of reimbursement therefore, immediately as realized. All income and gain realized from any such investment shall be compensation to the Securities Administrator and shall be subject to its withdrawal on order from time to time.

ARTICLE VI

PAYMENTS ON THE SECURITIES

Section 6.01.  Priority of Payments.

(a)  On each Payment Date, the Securities Administrator shall make the following allocations, disbursements and transfers, from amounts on deposit in the Payment Account, in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i)  the Class G Allocation Percentage of the Interest Collection Amount for such Payment Date to the Class G Certificates first, to pay as interest an amount equal to the Class G Interest Payment Amount for such Payment Date and then, to the extent remaining as described below and in accordance with the priorities set forth in clause (iv)(A) below, as principal to be paid as part of the Class G Principal Payment Amount.;

(ii)  the Trust Allocation Percentage of the Interest Collection Amount for such Payment Date in the following order of priority:

(A)  first, to the Note Insurer, the Premium due on such Payment Date in connection with the Policy; and

(B)  second, to the Class A Notes, the Senior Interest Distribution Amount for such Payment Date;

(iii)  the Available Principal Payment Amount and the Class G Principal Payment Amount will be distributed to the Holders of the Class A Notes, the Note Insurer and the Holders of the Certificates then entitled to principal payments in the following order:

(A)  to the Class G Certificates, the Class G Principal Payment Amount for such Payment Date, if such Payment Date is during the Managed Amortization Period and the Class G Certificate Pro Rata Test is not met, until the Certificate Principal Balance thereof has been reduced to zero;

(B)  to the Class A Notes, the Available Principal Payment Amount for such Payment Date and, if such Payment Date is during the Managed Amortization Period and the Class G Certificate Pro Rata Test is met, concurrently to the Class G Certificates, the Class G Principal Payment Amount for such Payment Date, pro rata, until the Note Principal Balance and Certificate Principal Balance thereof, respectively has been reduced to zero;

(C)  if such Payment Date is during the Rapid Amortization Period, to the Class G Certificates, the Class G Principal Payment Amount for such Payment Date in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

(D)  to the Note Insurer, any Reimbursement Amounts to the extent not covered by the Interest Collection Amount; and

(E)  to the Note Insurer, any other amounts owed to the Note Insurer pursuant to the Insurance Agreement.

(iv)  (A)from the Class G Excess Spread Amount for such Payment Date in the following order of priority:

(1)  first, to reimburse the Class A Notes for Allocated Realized Loss Amounts allocated to the Class A Notes and not covered by payments made by the Note Insurer under the Policy or previously reimbursed;

(2)  second, to the Note Insurer, any Reimbursement Amounts, to the extent not previously reimbursed;

(3)  third, beginning on the Payment Date in October 2006, to the Class G Certificates (to be paid as part of the Class G Principal Payment Amount) in order to reduce its Certificate Principal Balance to the extent necessary to reach or maintain the Required Overcollateralization Amount;

(4)  fourth, to pay the Note Insurer any other amount owed to the Note Insurer pursuant to the Insurance Agreement;

(5)  fifth, concurrently to the holders of the Class A Notes and Class G Certificates, in an amount equal to such note's or certificate's allocated share of any Prepayment Interest Shortfalls on the related HELOCs, any Relief Act Interest Shortfalls or any shortfalls resulting from the application of the Bankruptcy Code with respect to the related HELOCs;

(6)  sixth, to pay any remaining amount to the Issuer for distribution to the Class G Certificates; and

(B)  from any Net Monthly Excess Cashflow for such Payment Date in the following order of priority:

(1)  first, to reimburse the Class A Notes for Allocated Realized Loss Amounts allocated to the Class A Notes and not covered by payments made by the Note Insurer under the Policy or previously reimbursed and to the extent not covered by (A)(1) above;

(2)  second, to the Note Insurer, any Reimbursement Amounts, to the extent not previously reimbursed and to the extent not covered by (A)(2) above;

(3)  third, beginning on the Payment Date in October 2006, to the Class A Notes (to be paid as part of the Available Principal Payment Amount) in order to reduce its Note Principal Balance to the extent necessary to reach or maintain the Required Overcollateralization Amount;

(4)  fourth, to pay the Note Insurer any other amount owed to the Note Insurer pursuant to the Insurance Agreement;

(5)  fifth, to deposit into the Net WAC Rate Carryover Reserve Account, any Net WAC Rate Carryover Amounts on the Class A Notes;

(6)  sixth, concurrently to the holders of the Class A Notes and Class G Certificates, in an amount equal to such note's or certificate's allocated share of any Prepayment Interest Shortfalls on the related HELOCs, any Relief Act Interest Shortfalls and any shortfalls resulting from the application of the Bankruptcy Code with respect to the related HELOCs to the extent not paid pursuant to (A)(5) above; and

(7)  seventh, to pay any remaining amount to the Issuer for distribution to the Class CE Certificates and Class R Certificates.

(b)  On each Payment Date, the Securities Administrator will withdraw amounts on deposit in the Net WAC Rate Carryover Reserve Account, to the extent of the aggregate amount of Net WAC Rate Carryover Amount for such Payment Date, and pay the amounts withdrawn to holders of the Class A Notes.

Section 6.02.  Allocation of Realized Losses and Interest Shortfalls.

(a)  On or prior to each Payment Date, the Securities Administrator shall determine, based solely on information provided to it by the Servicer and the Master Servicer, the amount of any Realized Loss in respect of each HELOC that occurred during the immediately preceding calendar month.

(b)  On each Payment Date after all distributions have been made pursuant to Section 6.01 hereof but prior to distribution of any Scheduled Payments, the Securities Administrator shall determine the amount by which the aggregate Note Principal Balance of the Notes and the Certificate Principal Balance of the Class G Certificates exceeds the aggregate Outstanding Principal Balance of the HELOCs as of the last day of the related Collection Period (the “Undercollateralized Amount”), and shall allocate an amount equal to such Undercollateralized Amount for such Payment Date, pro rata, to reduce the Note Principal Balance of the Notes and the Certificate Principal Balance of the Class G Certificates, until the Note Principal Balance or Certificate Principal Balance, as applicable, of such Class has been reduced to zero; provided however that any such pro rata portion of the Undercollateralized Amount shall not reduce the Note Principal Balance of the Class A Notes unless the Note Insurer fails to pay any portion of the Guaranteed Principal Payment Amount due under the Policy on such Payment Date. For the avoidance of doubt, the Note Principal Balance of the Class A Notes shall be reduced by any Guaranteed Principal Payment Amount paid by the Note Insurer under the Policy.

(c)  All references in this Section 6.02 to the Note Principal Balance of any Class of Notes or the Certificate Principal Balance of the Class G Certificates shall be to the Note Principal Balance and Certificate Principal Balance following payments made on the relevant Payment Date but before reduction thereof pursuant to the application of any Scheduled Payments and this Section 6.02.

(d)  On each Payment Date, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls incurred during the related Collection Period with respect to the HELOCs shall be allocated in the following order of priority: first, to reduce the amount payable to the Class CE Certificates on such Payment Date, and thereafter, to reduce the Interest Payment Amount due to the Class A Notes and the Class G Interest Payment Amount for such Payment Date due to the Class G Certificates, on a pro rata basis based on such entitlements if determined without regard to such allocated shortfalls.

Section 6.03.  Reserved

Section 6.04.  Statements to Noteholders.

With respect to each Payment Date, the Securities Administrator shall make available via the Securities Administrator’s website to each Securityholder, the Note Insurer and the Depositor, the Issuer, the Seller, the Owner Trustee, the Master Servicer and the Rating Agencies, a statement setting forth the following information as to the Notes, to the extent applicable:

(i)
the Available Payment Amount for such Payment Date (separately indicating the Interest Collection Amount and the Principal Collection Amount) and the amount distributed to each Class of Securities on such Payment Date;

(ii)	the amount of the payments made on such Payment Date to the holders of each Class of Securities in respect of interest;

(iii)	the amount of the payments made on such Payment Date to the holders of each Class of Securities in reduction of the Note Principal Balance or Certificate Principal Balance thereof;

(iv)	the fees and expenses of the trust accrued and paid on such Payment Date and to whom such fees and expenses were paid;

(v)	in the case of the Class A Notes, the Note Rate for the related Accrual Period, and the Note Rate for the Interest Accrual Period for the next succeeding Payment Date;

(vi)
the Interest Payment Amount and Interest Carry Forward Amount for the Class A Notes and the Class G Interest Payment Amount for the Class G Certificates and such Payment Date, and the portion, if any, of the Interest Payment Amount and Interest Carry Forward Amount for the Class A Notes and the Class G Interest Payment Amount for the Class G Certificates remaining unpaid after taking into account all payments made on such Payment Date;

(vii)
the aggregate amount of any Prepayment Interest Shortfalls, the aggregate amount of any Relief Act Interest Shortfalls, and the portion, if any, of each such kind of shortfall allocated in reduction of the Interest Payment Amounts of the Class A Notes and the Class G Interest Payment Amount of the Class G Certificates;

(viii)
the amounts deposited into the Net WAC Rate Carryover Reserve Account for such Payment Date, the amounts withdrawn from such account and distributed to the Class A Notes, and the amounts remaining on deposit in such account after all deposits into and withdrawals from such account on such Payment Date;

(ix)
the Net WAC Rate Carryover Amount for the Class A Notes and such Payment Date, and the portion, if any, of the Net WAC Rate Carryover Amount for such class remaining unpaid after taking into account all payments made on such Payment Date;

(x)
the Note Principal Balance or Certificate Principal Balance of each class of securities that has such a balance immediately prior to such Payment Date and after taking into account all payments and Allocated Realized Loss Amounts made on such Payment Date;

(xi)
the Required Overcollateralization Amount, the Overcollaterization Amount after taking into account all payments and Realized Loss allocations made on such Payment Date, the Overcollateralization Increase Amount, the Overcollateralization Reduction Amount and the Credit Enhancement Percentage;

(xii)
the Allocated Realized Loss Amount for the Class A Notes and Class G Certificates for such Payment Date, separately indicating the portion thereof attributable to Realized Losses allocated to the Class A Notes and Class G Certificates on such Payment Date, and the Allocated Realized Loss Amount remaining unpaid after taking into account all payments and Realized Loss allocations made on such Payment Date;

(xiii)	whether the Stepdown Date or a Rapid Amortization Event has occurred or a Trigger Event is in effect;

(xiv)	the number and aggregate Outstanding Principal Balance of the HELOCs at the beginning of the related Collection Period and at the end of the related Collection Period;

(xv)	the weighted average remaining term to maturity and weighted average mortgage rate of the HELOCs as of the end of the related Collection Period;

(xvi)
the number and aggregate Outstanding Principal Balance of HELOCs (a) delinquent 30 or more but less than 60 days, delinquent 60 or more but less than 90 days and delinquent 90 or more days, respectively, (b) in foreclosure, (c) with respect to which the related mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force and (d) that have become REO Property, in each case as of the end of the preceding calendar month;

(xvii)	the aggregate Realized Losses on the HELOCs during the related Collection Period and cumulative Realized Losses from the cut-off date through the end of the related Collection Period;

(xviii)	the amount of any Extraordinary Trust Fund Expenses withdrawn from the Trust Accounts and the amount of such expenses excluded from Available Payment Amount for such Payment Date;

(xix)
the percentage obtained by dividing (x) the aggregate Outstanding Principal Balance of HELOCs that are delinquent 60 days or more (including HELOCs that are REO Properties, in foreclosure or bankruptcy and that are also Delinquent 60 days or more) by (y) the aggregate Outstanding Principal Balance of the HELOCs, each case as of the end of the preceding calendar month;

(xx)	the rolling six month average of the Outstanding Principal Balance of HELOCs that are delinquent 60 days or more, in foreclosure or bankruptcy or are REO Properties;

(xxi)
with respect to any loan that became an REO Property during the preceding calendar month, the loan number of such loan and the unpaid Outstanding Principal Balance of such loan as of the date it became an REO Property;

(xxii)	the book value and Outstanding Principal Balance of any REO Property as of the close of business on the last business day of the calendar month preceding the Payment Date;

(xxiii)	the amount of Principal Prepayments on the HELOCs received during the related Collection Period;

(xxiv)
with respect to HELOCs as to which a final liquidation has occurred, the number of HELOCs, the unpaid Outstanding Principal Balance of such HELOCs as of the date of such final liquidation and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such HELOCs;

(xxv)
the aggregate Outstanding Principal Balance of HELOCs purchased out of the Trust pursuant to the HELOC Purchase Agreement during the related Collection Period and cumulatively from the Cut-off Date through the end of the related Collection Period;

(xxvi)
the Additional Balances added during the related Collection Period and the portion thereof that is an Additional Balance Advance Amount paid by the Servicer or an affiliate, and the cumulative Additional Balances added and the cumulative Additional Balance Advance Amounts paid by GreenPoint or an affiliate from the Cut-off Date through the end of the related Collection Period;

(xxvii)	the total cashflows received and the general sources thereof;

(xxviii)	if applicable, material modifications, extensions or waivers to loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xxix)	the applicable Record Dates and Interest Accrual Periods for calculating distributions for such Payment Date;

(xxx)	if known, material document defects or material breaches of representations and warranties regarding the HELOCs; and

(xxxi)	such other information as the Note Insurer may reasonably request from time to time.

Items (ii) and (iii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, within a reasonable period of time following each calendar year following any year during which the Notes are outstanding, the Securities Administrator shall prepare and make available to the Securities Administrator, and the Securities Administrator shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (ii) and (iii) with respect to the Notes for such calendar year.

The Securities Administrator may conclusively rely upon the information provided by the Servicer to the Securities Administrator in accordance with Article III of this Agreement in its preparation of monthly statements to Noteholders. The Securities Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

The Securities Administrator shall make the monthly statements provided for in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to each Noteholder and each Certificateholder, the Note Insurer, the Depositor, the Issuer, the Seller, the Owner Trustee, the Securities Administrator and the Rating Agency via the Securities Administrator’s website. Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (312) 904-4373. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator’s customer service desk and indicating such. The Securities Administrator may have the right to change the way the monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

ARTICLE VII

THE DEPOSITOR, THE SERVICER,
THE MASTER SERVICER AND THE CREDIT RISK MANAGER

Section 7.01.  Liability of the Depositor, the Servicer and the Master Servicer.

The Depositor, the Servicer and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor, Servicer and Master Servicer and undertaken hereunder by the Depositor, the Servicer and the Master Servicer herein.

Section 7.02.  Merger or Consolidation of the Depositor, the Servicer or the Master Servicer.

Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a national banking association. The Depositor, the Servicer and the Master Servicer each will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes, the Certificates or any of the HELOCs and to perform its respective duties under this Agreement.

The Depositor, the Servicer or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Servicer or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Servicer or the Master Servicer, shall be the successor of the Depositor, the Servicer or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any successor to the Servicer or the Master Servicer shall meet the eligibility requirements set forth in Sections 8.02 and 8.06 of this Agreement.

Section 7.03.  Indemnification of the Indenture Trustee, Owner Trustee, the Servicer, the Note Insurer, the Master Servicer and the Securities Administrator. The Master Servicer and the Servicer each agrees to indemnify the Indenture Trustee, the Owner Trustee, the Note Insurer and the Securities Administrator (each an “Indemnified Person”) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action relating to this Agreement (i) related to the Master Servicer’s or the Servicer’s, as applicable, failure to perform its duties in compliance with this Agreement (except as to any such loss, liability or expense that shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s or the Servicer’s, as applicable, willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action, the Indemnified Person shall have given the Master Servicer or the Servicer, as applicable, and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer’s or the Servicer’s, as applicable, failure to receive any such notice shall not affect an Indemnified Persons’ right to indemnification hereunder, except to the extent the Master Servicer or the Servicer, as applicable, is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, the Owner Trustee, the Note Insurer, the Master Servicer, Servicer and the Securities Administrator and the termination of this Agreement. The Sponsor agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee pursuant to Section 7.02 of the Trust Agreement, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this Section 7.03 and (y) any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.

Section 7.04.  Limitations on Liability of the Depositor, the Servicer, the Master Servicer and Others. Subject to the obligation of the Master Servicer and the Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

None of the Depositor, the Servicer, the Securities Administrator, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Servicer or the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer, the Securities Administrator, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein or against any specific liability imposed on any such Person pursuant hereto or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer, the Securities Administrator, the Master Servicer and any director, officer, employee or agent of the Depositor, the Servicer, the Securities Administrator and the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, the Securities Administrator, the Master Servicer, the Note Insurer and any director, officer, employee or agent of the Depositor, the Servicer, the Securities Administrator, the Master Servicer or the note Insurer shall be indemnified and held harmless by the Trust Estate against any loss, liability or expense incurred in connection with the HELOCs, the Basic Documents, the Securities or any Credit Risk Management Agreement or any loss, liability or expense incurred other than by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Servicer, the Securities Administrator or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Servicer, the Securities Administrator and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders, the Note Insurer and Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Estate, and the Depositor, the Servicer, the Securities Administrator and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account or the Payment Account as and to the extent provided in Article V, any such right of reimbursement being prior to the rights of the Noteholders and Certificateholders to receive any amount in the Collection Account and the Payment Account.

Notwithstanding anything to the contrary contained herein, the Servicer shall not be liable for any actions or inactions prior to the Cut-off Date of any prior servicer of the HELOCs and the Master Servicer shall not be liable for any action or inaction of the Servicer.

Section 7.05.  Limitation on Resignation of the Servicer.

(a)  Except as expressly provided herein, the Servicer shall neither assign all or substantially all of its rights under this Agreement or the servicing hereunder nor delegate all or substantially all of its duties hereunder nor sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Master Servicer and the Note Insurer; provided, that in each case, there must be delivered to the Indenture Trustee, the Master Servicer and the Note Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes (without regard to the Policy). Notwithstanding the foregoing, the Servicer, without the consent of the Indenture Trustee, the Master Servicer or the Note Insurer, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions, provided, however, that the retention of such contractors by the Servicer shall not limit the obligation of the Servicer to service the HELOCs pursuant to the terms and conditions of this Agreement. The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law, or (ii) upon the Servicer’s written proposal of a successor servicer reasonably acceptable to each of the Sponsor, the Depositor, the Note Insurer and the Master Servicer. No such resignation under clause (i) above shall become effective unless evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Indenture Trustee, the Note Insurer and the Rating Agencies. No such resignation of the Servicer under clause (ii) shall be effective unless:

(i)  the proposed successor Servicer is (1) an affiliate of the Master Servicer that services mortgage loans similar to the HELOCs in the jurisdictions in which the related Mortgaged Properties are located or (2) the proposed successor Servicer has a rating of at least “Above Average” by S&P and either a rating of at least “RPS2” by Fitch or a rating of at least “SQ2” by Moody’s;

(ii)  the Rating Agencies have confirmed to the Indenture Trustee that the appointment of the proposed successor servicer as the servicer under this Agreement will not result in the reduction or withdrawal of the then current ratings of any of the Notes (without regard to the Policy);

(iii)  the proposed successor Servicer has a net worth of at least $25,000,000; and

(iv)  the Note Insurer shall have approved such successor Servicer (except with respect to the Master Servicer) in writing.

Notwithstanding anything to the contrary, no resignation of the Servicer shall become effective until the Master Servicer or a successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

(b) Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a subservicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.02, no subservicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any subservicer as an indemnitee under this Agreement.

Section 7.06.  Master Servicer Not to Resign. Except as provided in Section 7.08, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee, the Note Insurer, the Securities Administrator and the Issuing Entity to such effect delivered to the Indenture Trustee, the Note Insurer and the Issuing Entity. No such resignation by the Master Servicer shall become effective until the Servicer or the Indenture Trustee or another successor to the Master Servicer reasonably satisfactory to the Indenture Trustee, the Note Insurer and Servicer shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

Section 7.07.  Successor Master Servicer. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Note Insurer must consent in writing (so long as no Note Insurer Default exists), and the Servicer or the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the HELOCs as the Servicer or the Indenture Trustee and such successor master servicer shall agree (and approved by the Note Insurer in writing). If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

Section 7.08.  Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Sponsor may, with the written consent of the Note Insurer, so long as no Note Insurer Default exists, terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee and the Note Insurer; and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuing Entity and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Notes in effect immediately prior to such assignment, sale and delegation (without regard to the Policy) will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, Issuing Entity, Note Insurer and Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuing Entity, the Note Insurer and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel addressed to the Issuing Entity, Note Insurer, the Securities Administrator and Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Section 7.09.  Rights of the Depositor in Respect of the Servicer and the Master Servicer.

Each of the Master Servicer and the Servicer shall afford (and any subservicing or subcontracting agreement shall provide that each subservicer or subcontractor, as applicable, shall afford) the Depositor, the Note Insurer and the Indenture Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer or the Servicer (and any such subservicer or subcontractor, as applicable) in respect of the Servicer’s rights and obligations hereunder and access to officers of the Master Servicer or the Servicer (and those of any such subservicer or subcontractor, as applicable) responsible for such obligations, and the Master Servicer shall have access to all such records maintained by the Servicer and any subservicers or subcontractors. Upon request, each of the Master Servicer and the Servicer shall furnish to the Depositor, the Note Insurer and the Indenture Trustee its (and any such subservicer’s) most recent financial statements and such other information relating to the Master Servicer’s or the Servicer’s capacity to perform its obligations under this Agreement as it possesses (and that any such subservicer or subcontractor possesses). To the extent such information is not otherwise available to the public, the Depositor, the Note Insurer and the Indenture Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s or the Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) to its legal counsel, auditors, taxing authorities or other governmental agencies and the Noteholders and Certificateholders, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor and the Indenture Trustee or the Trust Estate, and in any case, the Depositor or the Indenture Trustee, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Depositor, the Servicer or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information (A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, the Servicer or the Master Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. Nothing in this Section 7.09 shall limit the obligation of the Servicer or the Master Servicer to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer or the Master Servicer to provide access as provided in this Section 7.09 as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 7.09 shall require the Servicer or the Master Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. Neither the Servicer nor the Master Servicer shall be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer or the Servicer under this Agreement, and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Servicer under this Agreement, or exercise the rights of the Master Servicer or the Servicer under this Agreement; provided that neither the Master Servicer nor the Servicer shall be relieved of any of its obligations under this Agreement, as applicable, by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Servicer and is not obligated to supervise the performance of the Master Servicer or the Servicer under this Agreement or otherwise.

Section 7.10.  Duties of the Credit Risk Manager.

For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted HELOCs, and as to the collection of any Cancellation Charges with respect to the HELOCs. Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreements, and the Credit Risk Manager shall look solely to the Servicer and/or Master Servicer for all information and data (including loss and delinquency information and data) relating to the servicing of the related HELOCs. Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Servicer, the Note Insurer, the Master Servicer, the Securities Administrator, the Indenture Trustee, and each Rating Agency. Notwithstanding the foregoing, the termination of the Credit Risk Manager pursuant to this Section 7.10 shall not become effective until the appointment of a successor Credit Risk Manager. The Issuing Entity is hereby authorized to enter into any Credit Risk Management Agreement necessary to effect the foregoing.

Section 7.11.  Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of its directors, officers, employees, or agents shall be under any liability to the Indenture Trustee, the Noteholders, the Certificateholders, or the Depositor for any action taken or for refraining from the taking of any action made in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the related Credit Risk Management Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance or bad faith in its performance of its duties. The Credit Risk Manager and any director, officer, employee, or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the related Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

Section 7.12.  Removal of the Credit Risk Manager.

The Credit Risk Manager may be removed as Credit Risk Manager by Noteholders holding not less than 66 2/3% of the voting rights in the Trust Estate, in the exercise of its or their sole discretion. The Noteholders shall provide written notice of the Credit Risk Manager’s removal to the Indenture Trustee. Upon receipt of such notice, the Indenture Trustee shall provide written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager, with a copy to the Securities Administrator, the Master Servicer and the Note Insurer.

ARTICLE VIII

DEFAULT

Section 8.01.  Master Servicer Events of Default. “Master Servicer Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

(i)  The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Servicing Advance), and such failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee, the Securities Administrator or the Note Insurer; or

(ii)  The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, Certificateholders or the Note Insurer, and such failure continues unremedied for a period of 30 days (except that such number of days will be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) following the earlier of the Master Servicer’s actual knowledge or the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Note Insurer; or

(iii)  There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)  The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v)  The Master Servicer fails to duly perform, within the required time period, its obligations relating to its delivery requirements in connection with the annual statement of compliance, the annual assessment of compliance and attestation report or its obligations to afford access to certain documentation, which failure continues unremedied for a period of three days following the earlier of the Master Servicer’s actual knowledge or the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee, the Securities Administrator, the Sponsor, the Note Insurer or the Depositor; and

(vi)  The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.06.

In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, the Indenture Trustee may, with the consent of the Note Insurer, or at the direction of the Note Insurer shall, or if a Note Insurer Default exists at the direction of the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee if given by the Note Insurer or such Noteholders), with a copy to the Rating Agencies, and with the consent of the Servicer and the Note Insurer (so long as no Note Insurer Default exists) in writing, shall, terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the HELOCs and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the HELOCs, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the HELOCs or related REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Indenture Trustee as successor master servicer pursuant to this Section 8.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the HELOCs and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee or another successor master servicer of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it or another successor Master Servicer to assume the Master Servicer’s duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a HELOC or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Section 8.02.  Indenture Trustee to Act; Appointment of Successor. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Indenture Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Sponsor shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Indenture Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.07, the Indenture Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, with the consent of the Note Insurer (so long as no Note Insurer Default exists), appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Indenture Trustee receives a letter from each Rating Agency that the ratings, if any, on each of the Notes (without regard to the Policy) will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the HELOCs as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)  If the Indenture Trustee shall succeed to any duties of the Master Servicer respecting the HELOCs as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VII of the Indenture shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer in the servicing of the HELOCs (although such provisions shall continue to apply to the Indenture Trustee in its capacity as Indenture Trustee); the provisions of Article VI, however, shall apply to it in its capacity as successor master servicer.

Section 8.03.  Notification to Noteholders and the Note Insurer. Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders and Certificateholders at their respective addresses appearing in the Note Register and to the Rating Agencies and the Note Insurer at its address appearing in the Insurance Agreement.

Section 8.04.  Waiver of Defaults. The Indenture Trustee shall transmit by mail to (i) all Noteholders and Certificateholders within 30 days, and (ii) to the Note Insurer within five (5) Business Days, after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Note Insurer of, if a Note Insurer Default exists, Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes, which default may only be waived by the Note Insurer and the Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee shall give notice of any such waiver to the Rating Agencies and the Note Insurer.

Section 8.05.  Servicer Default. In case one or more of the following events of default by the Servicer (each, a “Servicer Event of Default”) shall occur and be continuing, that is to say:

(i)  any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which failure continues unremedied for a period of one business day following the earlier of the Servicer’s actual knowledge or the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator or the Note Insurer; or

(ii)  failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than Sections 3.15, 3.16 or 4.15) on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continue unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator, the Indenture Trustee or the Note Insurer; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)  the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v)  the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

(vii)  the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(viii)  failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.15, Section 3.16 or Section 4.15;

If a Servicer Event of Default shall occur, then, and in each and every such case, so long as the Servicer Event of Default shall not have been remedied, the Depositor or the Master Servicer may with the consent of the Note Insurer, and at the written direction of the Controlling Party, the Master Servicer shall, by notice in writing to the defaulting Servicer (and to the Depositor, the Indenture Trustee and the Note Insurer if given by the Master Servicer or to the Indenture Trustee, the Master Servicer and the Note Insurer if given by the Depositor) with a copy to the Indenture Trustee and each Rating Agency, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement, to the extent permitted by law, and in and to the HELOCs and the proceeds thereof. Subject to Section 8.06 of this Agreement, on or after the receipt by the defaulting Servicer of such written notice, all authority and power of the Servicer under this Agreement whether with respect to the Notes (other than as a Holder of any Note) or the related HELOCs or otherwise, shall pass to and be vested in the Master Servicer, pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related HELOCs and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten (10) Business Days subsequent to such notice) to provide the Master Servicer with all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of the Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one (1) Business Day to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer or thereafter be received with respect to the HELOCs or any related REO Property (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Servicing Advances, accrued and unpaid Servicing Fees or otherwise, and shall continue to be entitled to the benefits of Section 7.03 of this Agreement, notwithstanding any such termination, with respect to events occurring prior to such termination). Reimbursement of unreimbursed Servicing Advances and accrued and unpaid Servicing Fees shall be made on a first in, first out (“FIFO”) basis no later than the Servicer Remittance Date. For purposes of this Section 8.05, none of the Indenture Trustee, the Securities Administrator or the Master Servicer shall be deemed to have knowledge of the Servicer Event of Default unless a Responsible Officer of such party and, with respect to the Indenture Trustee, assigned to and working in the Indenture Trustee’s Corporate Trust Office, has actual knowledge thereof or unless written notice of any event which is in fact such the Servicer Event of Default is received by the such party at its Corporate Trust Office and such notice references the Notes, the HELOCs, the Trust or this Agreement. The Indenture Trustee shall promptly notify the Master Servicer, the Securities Administrator, the Note Insurer, the Depositor and the Rating Agencies of the occurrence of the Servicer Event of Default of which it has knowledge as provided above.

The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Payment Account if the Servicer breaches its obligations hereunder, in which event the Servicer shall remain liable) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the Servicer, including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the related HELOCs properly and effectively, upon presentation of reasonable documentation of such costs and expenses. Such expenses shall not be subject to the Extraordinary Trust Fund Expenses Cap to the extent paid from amounts on deposit in the Payment Account; provided that the foregoing shall in no event relieve the Servicer from its obligation to pay such amounts.

Section 8.06.  Master Servicer to Act; Appointment of Successor.

(a)  On and after the time the Servicer receives a notice of termination, the Master Servicer shall be the successor in all respects to the Servicer in its capacity as the Servicer under this Agreement and the transactions set forth or provided for herein or therein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Master Servicer (except for any representations or warranties of the Servicer under this Agreement the responsibilities, duties and liabilities contained in Section 2.02 of this Agreement and the obligation to deposit amounts in respect of losses pursuant to Section 5.04 of this Agreement) by the terms and provisions hereof; provided, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 8.05 of this Agreement shall not be considered a default by the Master Servicer as successor to the Servicer hereunder; provided, however, that (1) it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed ninety (90) days) before the actual servicing functions can be fully transferred to the Master Servicer or any successor Servicer appointed in accordance with the following provisions and (2) any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 8.05 of this Agreement shall not be considered a default by the Master Servicer as successor to the Servicer. As compensation therefor, the Master Servicer shall be entitled to the Servicing Fee and all funds relating to the related HELOCs to which the terminated Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is unable to so act promptly, with the consent of the Note Insurer (so long as no Note Insurer Default exists), appoint or petition a court of competent jurisdiction to appoint, a Person that satisfies the eligibility criteria set forth below as the successor to the terminated Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the terminated Servicer under this Agreement.

Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee or the Master Servicer be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Any successor Servicer appointed under this Agreement must (i) be an established mortgage loan servicing institution that is a Fannie Mae and Freddie Mac approved seller/servicer, (ii) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Notes (without regard to the Policy), (iii) have a net worth of not less than $25,000,000, (iv) be acceptable to the Note Insurer (provided that the Master Servicer or any affiliate thereof is deemed acceptable) and (v) assume all the responsibilities, duties or liabilities of the Servicer (other than liabilities of the Servicer hereunder incurred prior to termination of the Servicer under Section 8.05 herein) under this Agreement as if originally named as a party to this Agreement.

(b)  (1) All servicing transfer costs (including, without limitation, servicing transfer costs of the type described in Section 8.06(a) of this Agreement and incurred by the Trustee, the Master Servicer and any successor Servicer under paragraph (b)(2) below) in connection with the termination of the Servicer shall be paid by the terminated Servicer upon presentation of reasonable documentation of such costs, and if such predecessor or initial Servicer, as applicable, defaults in its obligation to pay such costs, the successor Servicer, the Master Servicer and the Indenture Trustee shall be entitled to reimbursement therefor from the assets of the Trust Estate without regard to the Extraordinary Trust Fund Expenses Cap to the extent paid from amounts on deposit in the Payment Account; provided that the foregoing shall in no event relieve the Servicer from its obligation to pay such amounts.

(2) No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer’s responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Master Servicer may make such arrangements for the compensation of such successor out of payments on the related HELOCs as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Servicer under this Agreement, the Master Servicer shall act in such capacity as hereinabove provided.

Section 8.07.  Waiver of Servicer Event of Defaults. The Master Servicer, with the consent of the Note Insurer, may or at the direction of the Note Insurer shall, waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences; provided, however, that the Note Insurer shall not be entitled to direct the Master Servicer to waive a default under clause (i) or (viii) of Section 8.05. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

Section 8.08.  Notification to Certificateholders.

(a)  Upon any termination of the Master Servicer or the Servicer pursuant to Section 8.01 or 8.05 of this Agreement, or any appointment of a successor to the Master Servicer or the Servicer pursuant to Section 8.02 or 8.06 of this Agreement, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register.

(b)  Not later than the later of thirty (30) days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute the Servicer Event of Default or a Master Servicer Event of Default or five (5) Business Days after a Responsible Officer of the Indenture Trustee obtains actual knowledge or written notice of the occurrence of such an event, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such occurrence, unless such default or Servicer Event of Default or Master Servicer Event of Default shall have been cured or waived.

ARTICLE IX

REMIC PROVISIONS

Section 9.01.  Designation of REMIC Interests.

REMIC I

As provided herein, the Securities Administrator shall elect to treat the segregated Trust Estate (exclusive of the Net WAC Rate Carryover Reserve Account) as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as “REMIC I.” The Class G Certificates shall represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests shall be certificated.

Designation	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Note Principal Balance	Assumed Final Maturity Date(1)
LTAA	Variable(2)	$345,555,169.61	February 2031
LTA	Variable(2)	$3,526,070.00	February 2031
LTZZ	Variable(2)	$3,526,076.32	February 2031
________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date in the month immediately following the maturity date for the HELOC with the latest possible maturity date has been designated as the “latest possible maturity date” for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of “Uncertificated REMIC I Pass-Through Rate” herein.

REMIC II

As provided herein, the Securities Administrator shall elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as “REMIC II.” The Class R Certificate shall evidence the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions.

The following table irrevocably sets forth the designation, the Note Rate, the Initial Note Principal Balance and, for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each Class of Notes that represents one or more of the “regular interests” in REMIC II created hereunder:

Designation	Initial Note Balance	Note Rate	Assumed Final Maturity Date(1)
Class A	$352,607,000.00	Variable(2)	February 2031
Class CE	$315.93	Variable(3)	February 2031
________________
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Payment Date in the month immediately following the maturity date for the HELOC with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Notes that represents one or more of the “regular interests” in REMIC II.
(2) Calculated in accordance with the definition of “Note Rate” herein.
(3) The Class CE Certificates will accrue interest at its variable Note Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests. The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

Section 9.02.  Payments on REMIC Regular Interests.

On each Payment Date, the Securities Administrator shall cause in the following order of priority, the following amounts which shall be deemed to be paid by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Payment Account and paid to the holders of the Class G Certificates, as the case may be:

(i)  first, the Class G Allocation Percentage of the Interest Collection Amount for such Payment Date shall be distributed to the Class G Certificates pursuant to Section 6.01(a);

(ii)  second, to the extent of Available Payment Amount remaining after distributions pursuant to clause (i) above, to Holders of REMIC I Regular Interest LTAA, REMIC I Regular Interest LTA and REMIC I Regular Interest LTZZ, on a pro rata basis, in an amount equal to (A) the Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Regular Interest LTZZ shall be reduced and deferred when the REMIC I Overcollateralization Amount is less than the REMIC I Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC I Regular Interest LTA, in the same proportion as the Overcollateralization Increase Amount is allocated to the Corresponding Notes and the Uncertificated Principal Balance of the REMIC I Regular Interest LTZZ shall be increased by such amount;

(iii)   third, the Class G Principal Payment Amount for such Payment Date shall be distributed to the Class G Certificates pursuant to Section 6.01(a);

(iv)  fourth, to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of Available Payment Amount for such Payment Date after the distributions made pursuant to clauses (i), (ii) and (iii) above, allocated as follows:

(a) 98.00% of such remainder to the Holders of REMIC I Regular Interest LTAA, until the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest is reduced to zero;

(b) 2.00% of such remainder first, to the Holders of REMIC I Regular Interest LTA, of and in the same proportion as principal payments are allocated to the Corresponding Note, until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero, and second, to the Holders of REMIC I Regular Interest LTZZ, until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero;

(c) any remaining amount to the Holders of the Class G Certificates.

Section 9.03.  Allocation of Realized Losses on the REMIC Regular Interests.

All Realized Losses on the HELOCs that are allocated to the Class CE Certificates and Class A Notes shall be deemed to have been allocated in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interest LTAA and REMIC I Regular Interest LTZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC I Regular Interest LTAA and REMIC I Regular Interest LTZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC I Regular Interest LTAA, REMIC I Regular Interest LTA and REMIC I Regular Interest LTZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC I Regular Interest LTA has been reduced to zero.

Section 9.04.  REMIC Administration.

(a)  REMIC elections as set forth in Section 9.01 shall be made by the Securities Administrator on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Notes are issued. The regular interests and residual interest in each REMIC shall be as designated in Section 9.01.

(b)  The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.

(c)  The Securities Administrator shall pay any and all expenses relating to any tax audit of any REMIC (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel. The Securities Administrator shall be entitled to reimbursement of expenses incurred pursuant to this Section 11.01(c) to the extent provided in Section 8.09.

(d)  The Securities Administrator shall prepare, sign and file, all of the REMICs’ federal and state tax and information returns (including Form 8811) as the direct representative of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. If required by applicable law, the Indenture Trustee shall sign such returns.

(e)  The Holder of the Class G Certificate at any time holding the largest Percentage Interest thereof shall be the “tax matters person” as defined in the REMIC Provisions (the related “Tax Matters Person”) with respect to REMIC I and shall act as Tax Matters Person for REMIC I. The Holder of the Class R Certificate at any time holding the largest Percentage Interest thereof shall be the Tax Matters Person with respect to REMIC II and shall act as Tax Matters Person for REMIC II. The Securities Administrator, as agent for the Tax Matters Person, shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Class R or Class G Certificate to any disqualified person or organization and (ii) to the Noteholders such information or reports as are required by the Code or REMIC Provisions. The Securities Administrator, as agent for the Tax Matters Person, shall represent each REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of any REMIC and otherwise act on behalf of any REMIC in relation to any tax matter involving the Trust.

(f)  The Securities Administrator, the Indenture Trustee, the Issuer and the Holders of Notes shall take any action or cause the REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Indenture Trustee, the Issuer nor the Holder of any Class G or Class R Certificate shall knowingly take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Securities Administrator, the Indenture Trustee and the Issuer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Class G or Class R Certificate will consult with the Securities Administrator and the Issuer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Securities Administrator or the Issuer has advised it in writing that an Adverse REMIC Event could occur.

(g)  The Holders of the Class G Certificates and Class R Certificates, as applicable, shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such taxes are not paid by the Holder of the Class G Certificates or Class R Certificates, the Securities Administrator shall pay any remaining REMIC taxes out of other amounts held in the Payment Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC. Subject to the foregoing, in the event that a REMIC incurs a state or local tax, including franchise taxes, as a result of a determination that such REMIC is domiciled in the State of California for state tax purposes by virtue of the location of the Servicer, the Servicer agrees to pay on behalf of such REMIC when due, any and all state and local taxes imposed as a result of such a determination, in the event that the Holder of the Class G Certificate or Class R Certificate fails to pay such taxes, if any, when imposed.

(h)  The Securities Administrator, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(i)  No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to Qualifying Substitute HELOCs.

(j)  Neither the Issuer nor the Securities Administrator shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

(k)  The Securities Administrator will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities and shall complete the Form 8811.

Section 9.05.  Prohibited Transactions and Activities.

Neither the Issuer nor the Indenture Trustee shall sell, dispose of, or substitute for any of the HELOCs, except in a disposition pursuant to (i) the foreclosure of a HELOC, (ii) the bankruptcy of the Issuer, (iii) an optional redemption pursuant to Section 8.06 of the Indenture, (iv) a substitution of a Qualifying Substitute HELOC pursuant to the HELOC Purchase Agreement or (v) a repurchase of HELOCs pursuant to the HELOC Purchase Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Payment Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or of the interests therein other than the Class G or Class R Certificates as the regular interests therein, (b) affect the payment of interest or principal on the Notes, (c) result in the encumbrance of the assets pledged to the Indenture Trustee (except pursuant to the provisions of this Agreement) or (d) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

Section 9.06.  Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Issuer against any and all losses resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such losses attributable to the action or inaction of the Issuer, the Servicer, the Depositor or the Holder of a Class G or Class R Certificate, as applicable, nor for any such losses resulting from misinformation provided by the Holder of such Class G or Class R Certificate on which the Securities Administrator has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class G or Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Indenture, (2) for any losses other than arising out of a negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Noteholders (in addition to payment of principal and interest on the Notes).

Section 9.07.  Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Securities Administrator reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Noteholders.

ARTICLE X

CERTAIN MATTERS REGARDING THE NOTE INSURER

Section 10.01.  Exercise of Rights of Holder of the Insured Notes.

Each of the Depositor, the Master Servicer, the Servicer, the Originator, the Sponsor, the Securities Administrator and the Indenture Trustee, and, by accepting its Insured Note, each Holder of an Insured Note, agrees that unless a Note Insurer Default has occurred and is continuing, the Note Insurer shall have the right to exercise all rights of the Holders of the Insured Notes under this Agreement without any further consent of the Holders of the Insured Notes, including, without limitation: (i) the right to direct foreclosures upon HELOCs upon failure of the Servicer to do so; (ii) the right to require the Seller to repurchase or substitute for HELOCs pursuant to Section 2.02; (iii) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer pursuant to Section 8.01; (iv) the right to direct the actions of the Indenture Trustee during the continuance of a Master Servicer Event of Default pursuant to Section 8.01; and (v) the right to consent to or direct any waivers of Master Servicer Events of Default pursuant to Section 8.04 hereof.

In addition, each Holder of an Insured Note agrees that, unless a Note Insurer Default has occurred and is continuing, the rights specifically set forth above may be exercised by the Holder of an Insured Note only with the prior written consent of the Note Insurer.

Section 10.02.  Indenture Trustee and Securities Administrator to Act Solely with Consent of Note Insurer.

Neither the Indenture Trustee nor the Securities Administrator shall: (i) agree to any amendment pursuant to Section 11.01 which requires the consent of the Noteholders or that has a material adverse effect on the Note Insurer; or (ii) undertake any litigation at the request or direction of the Noteholders, without the prior written consent of the Note Insurer; provided, however, nothing contained herein shall prohibit or prevent the Indenture Trustee and the Securities Administrator from defending itself or the Trust Estate or taking any action related thereto.

Section 10.03.  Trust Estate and Accounts Held for Benefit of Note Insurer.

The Indenture Trustee shall hold the Trust Estate and the Loan Files for the benefit of the Noteholders and the Note Insurer and all references in this Agreement with respect to benefiting the Holders of the Notes shall be deemed to include the Note Insurer.

The Servicer and the Master Servicer hereby acknowledge and agree that it shall service and/or master service and administer the related HELOCs and any REO Properties, and the Securities Administrator hereby acknowledges and agrees that it shall maintain the Payment Account, for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer. Unless a Note Insurer Default has occurred and is continuing, neither the Master Servicer nor the Depositor shall undertake any litigation in respect of the Class A Notes (other than litigation to enforce their respective rights hereunder or defend themselves against claims made against them) without the prior consent of the Note Insurer (which consent shall not be unreasonably withheld or delayed).

Section 10.04.  Claims Upon the Policy; Policy Payments Account.

(a)  If, at or before 12:00 p.m., New York time, on the second Business Day prior to a Distribution Date, the Securities Administrator determines that the Available Payment Amount for such Payment Date distributable to the Holders of the Insured Notes pursuant to Section 6.01 will be insufficient to pay the Scheduled Payments on such Payment Date, the Securities Administrator shall determine the amount of any such deficiency and shall give notice to the Note Insurer and the Fiscal Agent (as defined in the Policy), if any, by telephone, electronic mail or telecopy of the amount of such deficiency. Such notice of such Scheduled Payment shall be confirmed in writing in the form set forth as Exhibit A to the Endorsement to the Policy, to the Note Insurer at or before 12:00 p.m. New York time on the second Business Day prior to such Payment Date. Following Receipt (as defined in the Policy) by the Note Insurer of such notice in such form, the Note Insurer will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon New York time on the second Business Day following such receipt and (ii) 12:00 noon New York time on the Payment Date to which such claims relates, as provided in the Endorsement to the Policy.

(b)  The Securities Administrator is hereby appointed to act as agent of the Indenture Trustee in connection with the receipt and distribution of all amounts required to be paid by the Note Insurer under the Policy and the providing of any notices required to be provided thereunder. The Securities Administrator shall establish a segregated non-interest bearing trust account for the benefit of Holders of the Insured Notes and the Note Insurer referred to herein as the “Policy Payments Account” over which the Securities Administrator shall have exclusive control and sole right of withdrawal. The Securities Administrator shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Notes of the Scheduled Payment or any amount in respect of a Preference Claim (as defined in the Policy) for which a claim under the Policy was made, and such amount may not be applied to satisfy any costs, expenses or liabilities of any other Person. Amounts paid under the Policy shall be transferred to the Payment Account in accordance with the next succeeding paragraph and disbursed by the Securities Administrator to Holders of Insured Notes in accordance with Section 6.01 (or, in the case of an amount in respect of a Preference Claim, to the related Holders of Insured Notes as contemplated in Section 10.04(d)). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the other payments to be made to such Holders pursuant to Section 6.01. However, the amount of any payment of principal of or interest on the Insured Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Note Register and in the statement to be furnished to Holders of the Insured Notes pursuant to Section 6.04. Funds held in the Policy Payments Account shall not be invested.

(c)  On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Securities Administrator as a result of any claim under the Policy, to the extent required to pay the Scheduled Payments on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Payment Account and applied by the Securities Administrator, directly to the payment in full of the Scheduled Payments due on the Insured Notes. Funds received by the Securities Administrator as a result of any claim under the Policy shall be deposited by the Securities Administrator in the Policy Payments Account and used solely for payment to the Holders of the Insured Notes and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Securities Administrator, the Trustee or the Trust Estate. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant (and subject to receipt of) to the instructions of the Note Insurer, by the end of such Business Day.

(d)  The Securities Administrator shall keep complete and accurate records in respect of (i) all funds remitted to it by the Note Insurer and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Insured Notes, (B) Realized Losses allocated to the Insured Notes and (C) the amount of funds available to make payments on the Insured Notes pursuant to Section 6.01. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days’ prior notice to the Securities Administrator.

(e)  The Securities Administrator shall promptly notify the Note Insurer of: (A) the commencement of any proceeding of which a Responsible Officer of the Securities Administrator has actual knowledge by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) and (B) the making of any claim of which a Responsible Officer of the Securities Administrator has actual knowledge in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a “Preference Claim”) of any distribution made with respect to the Insured Notes. If payment of any amount avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law is required to be made under the Policy, the Note Insurer shall cause that payment to be made on the later of (a) the date when due to be paid pursuant to the order described below and (b) the first to occur of (1) the fourth Business Day following receipt by the Note Insurer from the Securities Administrator of:

(A) a certified copy of the order (the “Order”) of the court or other governmental body which exercised jurisdiction to the effect that the related Noteholder is required to return principal or interest paid on such certificate during the term of the related Policy because those distributions were avoidable as preference payments under applicable bankruptcy law,

(B) a certificate of the related Noteholder that the Order has been entered and is not subject to any stay, and

(C) an assignment duly executed and delivered by the related Noteholder in the form as is reasonably required by the Policy and provided to the related Noteholder by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the related holder, as applicable, relating to or arising under the Offered Notes against the trust or otherwise with respect to the preference payment, and (2) the date of receipt by the Note Insurer from the Securities Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to the date of receipt, the Note Insurer shall have received written notice from the Securities Administrator that the items referred to in clauses (A), (B) and (C) above were to be delivered on that date and that date was specified in the notice. Payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Securities Administrator or any holder of a note directly, unless such holder has previously paid that amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order in which case the payment shall be disbursed to the Securities Administrator for distribution to the Noteholder upon proof of payment reasonably satisfactory to the Note Insurer. In connection with the foregoing, the Note Insurer shall have the rights provided pursuant to the Indenture of the holders of the Offered Notes, including, without limitation, the right to direct all matters relating to any preference claim and subrogation to the rights of the Indenture Trustee and each holder of a note in the conduct of any proceeding with respect to a preference claim. Each Holder of an Insured Note, by its purchase of such Note, the Master Servicer, the Securities Administrator and the Indenture Trustee hereby agree that the Note Insurer (so long as no Note Insurer Default has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights, if any, of the Master Servicer, Securities Administrator, the Indenture Trustee and each Holder of an Insured Note in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

(f)  The Indenture Trustee and the Securities Administrator each acknowledge, and each Holder of an Insured Note by its acceptance of the Insured Note agrees, that, without the need for any further action on the part of the Note Insurer or the Indenture Trustee, to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Notes, the Note Insurer will be fully subrogated to the rights of the Holders of such Insured Notes to receive such principal and interest from the Trust Estate. The Holders of the Insured Notes, by acceptance of the Insured Notes, assign their rights as Holders of the Insured Notes to the extent of the Note Insurer’s interest with respect to amounts paid under the Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining the Note Insurer’s rights, as applicable, as subrogee for payments distributable pursuant to Section 6.01, any payment with respect to distributions to the Insured Notes which is made with funds received pursuant to the terms of the Policy, shall not be considered payment of the Insured Notes from the Trust Estate and shall not result in the distribution or the provision for the distribution in reduction of the Note Principal Balance of the Insured Notes within the meaning of Article VI.

(g)  Upon its becoming aware of the occurrence of a Servicer Event of Default, the Master Servicer shall promptly notify the Note Insurer of such Servicer Event of Default. Upon its becoming aware of the occurrence of a Master Servicer Event of Default, the Indenture Trustee shall promptly notify the Note Insurer of such Master Servicer Event of Default. The Indenture Trustee, the Depositor, the Master Servicer and the Securities Administrator shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer’s rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

(h)  The Master Servicer shall designate a contact person who shall be available within a reasonable period of time to the Note Insurer to provide reasonable access to information regarding the HELOCs.

(i)  The Securities Administrator shall surrender the Policy to the Note Insurer for cancellation upon the reduction of the Note Principal Balance of the Insured Notes to zero.

(j)  For so long as there is no continuing default by the Note Insurer under its obligations under the Policy (a “ Note Insurer Default”), each Holder of an Insured Note agrees that the Note Insurer shall be treated by the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee as if the Note Insurer were the Holder of all of the Insured Notes for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Insured Notes hereunder.

(k)  With respect to this Article X, the terms “Receipt” and “Received” and “Business Day: shall have the meanings given in the Policy.

(l)  Under the terms of the Policy, Scheduled Payments will not include, and the Policy will not cover interest shortfalls due to any Prepayment Interest Shortfalls, Relief Act Interest Shortfalls, Net WAC Rate Carryover Amounts or any taxes, withholding or other charges imposed by any governmental authority.

(m)  The Securities Administrator is hereby designated, appointed, authorized and directed to deliver on behalf of the Indenture Trustee the notices in accordance with Section 10.04(a) and to make, on behalf of and with full power to bind the Indenture Trustee, any of the agreements or covenants of the Indenture Trustee contained therein. To the extent necessary, this Agreement shall constitute an irrevocable limited power of attorney, coupled with an interest, from the Indenture Trustee to the Securities Administrator, to accomplish the foregoing.

Section 10.05.  Effect of Payments by Note Insurer; Subrogation.

Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any Insured Note which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of such Insured Note from the Trust Estate and shall not result in the payment of or the provision for the payment of the principal of or interest on such Insured Note within the meaning of Section 6.01. The Depositor, the Master Servicer, Securities Administrator and the Indenture Trustee each acknowledge, and each Holder of an Insured Note by its acceptance of a such Note agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Master Servicer, Securities Administrator or the Indenture Trustee (i) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Note to the Holder of such Note, the Note Insurer will be fully subrogated to the rights of such Holder to receive such principal and interest from the Trust Estate and (ii) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

The Indenture Trustee, the Securities Administrator and the Master Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer’s rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein; provided, however, that neither the Indenture Trustee nor the Securities Administrator shall be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, direction or order of the Note Insurer pursuant to the provisions of this Agreement, unless the Note Insurer shall have offered to the Indenture Trustee or the Securities Administrator, as applicable, reasonable security or indemnity satisfactory to the Indenture Trustee or Securities Administrator, as applicable, against the costs, expenses and liabilities which may be incurred therein or thereby.

Section 10.06.  Notices to Note Insurer.

All notices, statements, reports, certificates or opinions required by this Agreement to be sent to the Noteholders shall also be sent to the Note Insurer.

Section 10.07.  Third Party Beneficiary.

The Note Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

Section 10.08.  Securities Administrator to Hold the Policy.

The Securities Administrator on behalf of the Indenture Trustee shall hold the Policy in trust as agent for the Holders of the Insured Notes for the purpose of making claims thereon and distributing the proceeds thereof. Upon the later of (i) the date upon which the Note Principal Balance of the Insured Notes has been reduced to zero and all Scheduled Payments have been made and (ii) the date the Term of This Policy (as defined in the Policy) ends, the Securities Administrator on behalf of the Indenture Trustee shall surrender the Policy to the Note Insurer for cancellation. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Estate or assets of any Trust REMIC created by this Agreement. Each Holder of an Insured Note, by accepting its Insured Note, appoints the Securities Administrator on behalf of the Indenture Trustee as attorney-in-fact for the purpose of making claims on the Policy.

Section 10.09.  Termination of Certain of Note Insurer’s Rights.

Notwithstanding anything to the contrary anywhere in this Agreement, all rights of the Note Insurer, except in the case of any right to indemnification hereunder, shall permanently cease to be operable upon the latest to occur of (A) the date upon which the Note Principal Balance of each Insured Note has been reduced to zero, all Scheduled Payments have been made, and the Policy marked “cancelled” has been returned to the Note Insurer, (B) the date the Term of This Policy (as defined in the Policy) ends and (C) the payment in full to the Note Insurer of all amounts paid under the Policy plus interest at the Late Payment Rate thereon from the date such payment was made, and any other amounts owing to the Note Insurer under this Agreement.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment. (a) This Agreement may be amended from time to time by the Issuing Entity, the Servicer, the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and the Indenture Trustee, without notice to or the consent of any of the Noteholders, but with the prior written consent of the Note Insurer (so long as no Note Insurer Default exists), to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, the Note Insurer and the Owner Trustee, adversely affect in any material respect the interests of any Noteholder, Noteholder or the Note Insurer.

Notwithstanding the foregoing, without the prior written consent of the Noteholders or the Note Insurer (so long as no Note Insurer Default exists), the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of any REMIC created pursuant to the Indenture as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC created pursuant to the Indenture pursuant to the Code that would be a claim against any such REMIC at any time prior to the final redemption of the Notes, provided that the Indenture Trustee, the Note Insurer and Owner Trustee have been provided an Opinion of Counsel addressed to the Indenture Trustee, the Note Insurer, the Securities Administrator and the Owner Trustee, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Indenture Trustee, the Note Insurer, the Owner Trustee or the Trust Estate, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

(b)  This Agreement may also be amended from time to time by the Issuing Entity, the Servicer, the Master Servicer, the Depositor, the Sponsor, the Securities Administrator and the Indenture Trustee, with the prior written consent of the Note Insurer (so long as no Note Insurer Default exists) and Holders of Notes aggregating at least 51% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on HELOCs which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, (ii) reduce the aforesaid percentage of Notes or Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes or Certificates then outstanding or (iii) cause any REMIC created pursuant to the Indenture to cease to qualify as a REMIC. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01(b), Notes registered in the name of or held for the benefit of the Issuing Entity, the Depositor, the Securities Administrator, the Master Servicer, the Note Insurer or the Indenture Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

(c)  Promptly after the execution of any such amendment, the Securities Administrator shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder, Certificateholder and the Note Insurer, with a copy to the Rating Agencies.

(d)  In the case of an amendment under Subsection 10.01(b) above, it shall not be necessary for the Noteholders or Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders or Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as Securities Administrator may prescribe.

(e)  Prior to the execution of any amendment to this Agreement, the Indenture Trustee, the Note Insurer and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee, Owner Trustee and Note Insurer stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Owner Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

(f)  Any amendment affecting the rights of the Owner Trustee shall require the Owner Trustee’s written consent, which consent shall not be unreasonably withheld.

Section 11.02.  Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder or Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder or Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders or Certificateholders or is required by law.

Section 11.03.  Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5--1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.04.  Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 60 Wall Street, New York, New York 10005, Attention: General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Servicer, 100 Wood Hollow Drive, Novato, California 94945, Attention: General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625 Chicago, IL 60603 (Attention: Global Securities and Trust Services - ACE Securities Home Equity Loan Trust, Series 2006-GP1), facsimile no.: (312) 904-1368 with respect to the Securities Administrator and (312) 904-2344 with respect to the Master Servicer, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Issuing Entity, to ACE Securities Home Equity Loan Trust, Series 2006-GP1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; Attention: Corporate Trust Administration; or such other address as may hereafter be furnished to the other parties hereto in writing; (vii) in the case of the Rating Agencies, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, and Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, and (viii) in the case of the Note Insurer, Financial Security Assurance Inc., 31 West 52nd Street, New York, New York 10019, Attention: Managing Director—Transaction Oversight (ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1) (Telecopy No.: (212) 339-3518), and in each case in which a demand, notice or other communication to the Note Insurer refers to a Default, an Event of Default or any event with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate “URGENT MATERIAL ENCLOSED”; or such other address as may hereafter be furnished to the other parties hereto in writing. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Issuing Entity, the Note Insurer or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

Section 11.05.  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Noteholders, the Note Insurer or Certificateholders thereof.

Section 11.06.  Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders, the Note Insurer, the Certificateholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.

Section 11.07.  Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.08.  Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 11.09.  Notice to Rating Agencies and the Note Insurer. The Indenture Trustee, with respect to (b) and (c), and the Securities Administrator, with respect to (a) and (d) shall promptly provide notice to each Rating Agency and the Note Insurer with respect to each of the following of which a Responsible Officer of the Indenture Trustee or the Securities Administrator, as applicable, has actual knowledge or written notice:

(a)  Any material change or amendment to this Agreement;

(b)  The occurrence of any Master Servicer Event of Default or Servicer Event of Default that has not been cured;

(c)  The resignation or termination of the Master Servicer, the Indenture Trustee, the Owner Trustee, the Servicer or the Securities Administrator; and

(d)  Any change in the location of the Payment Account.

Section 11.10.  Termination. The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section 8.06 thereof. In the event that this Agreement is terminated by reason of the payment or liquidation of all HELOCs or the disposition of all property acquired with respect to all HELOCs under this Section, the Master Servicer shall deliver to the Securities Administrator for deposit in the Payment Account all distributable amounts remaining in the Payment Account. Upon the presentation and surrender of the Notes and Certificates, the Securities Administrator shall distribute to the remaining Noteholders, Certificateholders and the Note Insurer, in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Issuing Entity or its designee the Loan Files for the remaining HELOCs, and the Payment Account shall terminate, subject to the Securities Administrator’s obligation to hold any amounts payable to the Noteholders in trust without interest pending final distributions pursuant to the Indenture.

Section 11.11.  No Petition. Each party to this Agreement (and with respect to LaSalle Bank, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity. This section shall survive the termination of this Agreement by one year.

Section 11.12.  No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuing Entity, except as may be expressly set forth in this Agreement.

Section 11.13.  Additional Terms Regarding Indenture. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

Section 11.14.  Third Party Beneficiary. The parties hereto agree that the Owner Trustee is a third party beneficiary to this Agreement.

Section 11.15.  Limitation of Liability. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or the other related documents.

Section 11.16.    Benefit of Agreement. The Note Insurer and any successor and assign shall be a third-party beneficiary to the provisions of this Agreement. To the extent that this Agreement confers upon or gives or grants to the Note Insurer any right, remedy or claim under or by reason of this Agreement, the Note Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Securityholders and the Note Insurer, any benefit or any legal or equitable right, remedy or claim under this Agreement.

IN WITNESS WHEREOF, the Depositor, the Issuing Entity, the Servicer, the Indenture Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

ACE SECURITIES CORP., as Depositor

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1, as Issuing Entity By: WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Michele C. Harra
Name:	Michele C. Harra
Title:	Financial Services Officer

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:	/s/ Amy Stoddard
Name:	Amy Stoddard
Title:	Authorized Signer

By:	/s/ Barbara Campbell
Name:	Barbara Campbell
Title:	Vice President

DB STRUCTURED PRODUCTS, INC., as Sponsor and Servicer

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

By:	/s/ Michael Commaroto
Name:	Michael Commaroto
Title:	Director

GREENPOINT MORTGAGE FUNDING, INC., as Servicer

By:	/s/ Susan Davia
Name:	Susan Davia
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Master Servicer

By:	/s/ Susan L. Feld
Name:	Susan L. Feld
Title:	Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Securities Administrator

By:	/s/ Susan L. Feld
Name:	Susan L. Feld
Title:	Assistant Vice President

With respect to Sections 7.10, 7.11 and 7.12: CLAYTON FIXED INCOME SERVICES INC.

By:	/s/ Kevin J. Kanouff
Name:	Kevin J. Kanouff
Title:	President and General Counsel

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a _________________________of ACE Securities Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a _________________________of ACE Securities Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a _____________________ of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a Vice President of Deutsche Bank National Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a Vice President of Deutsche Bank National Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006 before me, a notary public in and for said State, personally appeared [____________], known to me to be a Vice President of LaSalle Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ____ day of May, 2006, 2006 before me, a notary public in and for said State, personally appeared _______________ known to me to be a Vice President of Clayton Fixed Income Services Inc., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006, 2006 before me, a notary public in and for said State, personally appeared _______________, known to me to be an ___________________ of DB Structured Products, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006, 2006 before me, a notary public in and for said State, personally appeared _______________, known to me to be an ___________________ of DB Structured Products, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF	)
	)	ss.:
COUNTY OF___________	)

On the ___ day of May, 2006, 2006 before me, a notary public in and for said State, personally appeared _______________, known to me to be an ___________________ of GreenPoint Mortgage Funding, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

FORM OF HELOC PURCHASE AGREEMENT

HELOC PURCHASE AGREEMENT

This is a HELOC Purchase Agreement (this “Agreement”), dated May 31, 2006, between DB Structured Products, Inc., a Delaware corporation (the “Seller”) and ACE Securities Corp., a Delaware corporation (the “Purchaser”).

Preliminary Statement

The Seller intends to sell the HELOCs (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to sell the HELOCs to ACE Home Equity Loan Trust, Series 2006-GP1, a Delaware statutory trust (the “Issuer”) established pursuant to a Trust Agreement, between the Purchaser and Wilmington Trust Company (the “Owner Trustee”), dated as of May 25, 2006, as amended and restated by the Amended and Restated Trust Agreement, dated as of May 31, 2006 (together, the “Trust Agreement”), among the Purchaser, the Owner Trustee and LaSalle Bank National Association (“LaSalle Bank” in such capacity, the “Securities Administrator”), pursuant to a Sale and Servicing Agreement, dated as of May 31, 2006 (the “Sale and Servicing Agreement”) among the Purchaser, as Depositor, the Issuer, GreenPoint Mortgage Funding, Inc., as Originator and as Servicer, the Seller, Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”) and LaSalle Bank as Securities Administrator and as master servicer (in such capacity, the “Master Servicer”). The Issuer intends to pledge the HELOCs to the Indenture Trustee, pursuant to an Indenture, dated as of May 31, 2006 (the “Indenture”) among the Issuer, the Indenture Trustee and the Securities Administrator for the benefit of the holders of ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1, Asset Backed Securities and Financial Security Assurance Inc. (the “Note Insurer”). The Securities issued under the Indenture and the Trust Agreement (the “Securities”) will consist of one class of notes (the “Notes”) and three classes of certificates (the “Certificates”). The Purchaser will sell the Class A Notes to Deutsche Bank Securities Inc. (“DBSI”), pursuant to the Second Amended and Restated Underwriting Agreement, dated as of June 24, 1999, as amended and restated to and including January 25, 2006, between the Purchaser and DBSI, and the Terms Agreement, dated May 30, 2006 (collectively, the “Underwriting Agreement”), between the Purchaser and DBSI. Capitalized terms used but not defined herein shall have the meanings set forth in Appendix A to the Indenture.

The parties hereto agree as follows:

SECTION 1.  Agreement to Purchase. The Seller hereby sells, and the Purchaser hereby purchases, on May 31, 2006 (the “Closing Date”), the adjustable-rate, first and second lien home equity lines of credit set forth on the Closing Schedule defined below (the “HELOCs”), having an aggregate principal balance as of the close of business on May 15, 2006 (the “Cut-off Date”) of $352,607,315.93 (the “Closing Balance”), after giving effect to all payments on the HELOCs on or before the Cut-off Date.

SECTION 2.  Mortgage Loan Schedule. The Purchaser and the Seller have agreed upon which of the home equity lines of credit owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the “Closing Schedule”) that shall describe such HELOCs and set forth all of the HELOCs to be purchased under this Agreement. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of “Loan Schedule” under the Sale and Servicing Agreement.

SECTION 3.  Consideration.

(a)  In consideration for the HELOCs to be purchased hereunder, the Purchaser shall, as described in Section 8, (i) pay to or upon the order of the Seller in immediately available funds an amount (the “Purchase Price”) equal to (i) the net cash proceeds of the sale of the Notes and (ii) a 100% interest in the Class CE, Class G and Class R Certificates (collectively the “DB Certificates”). The DB Certificates shall be in the name of “Deutsche Bank Securities Inc.”

(b)  The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal after the Cut-off Date.

(c)  Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Sale and Servicing Agreement, the Purchaser will sell, assign and transfer on the Closing Date all of its right, title and interest in and to the HELOCs to the Issuer and, pursuant to the Indenture, the Issuer will assign all of its right, title and interest to the HELOCs to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

SECTION 4.  Transfer of the HELOCs.

(a)  Possession of Loan Files. The Seller does hereby sell to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under (i) each HELOC identified in the Closing Schedule, including its principal balance (including Additional Balances related thereto) and all collections in respect thereof received after the Cut-Off Date, (ii) property that secured a HELOC that is acquired by foreclosure or deed in lieu of foreclosure and (iii) the Originator’s rights under the Insurance Policies. The contents of each Loan File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the HELOCs, the ownership of each Mortgage and the related Credit Line Agreement and the other contents of the related Loan File is vested in the Purchaser and the ownership of all records and documents with respect to the related HELOC prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

(b)  Delivery of Mortgage Loan Documents. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each HELOC:

(i)  the original Home Equity Line of Credit Agreement and promissory note (the “Credit Line Agreement”), including any riders thereto, endorsed in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee;

(ii)  the original Mortgage or a certified copy thereof, including any riders thereto, with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon, and in the case of each MOM Loan, the original Mortgage, noting the presence of the MIN of the Loan and either language indicating that the HELOC is a MOM Loan or if the HELOC was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS®, with evidence of recording indicated thereon;

(iii)  an original Assignment of Mortgage executed in blank;

(iv)  the original recorded Assignment or Assignments of the Mortgage, or a certified copy or copies thereof, showing a complete chain of assignment from the originator to the last Person assigning the Mortgage;

(v)  the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(vi)  the original lender’s title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor;

(vii)  the original of any guarantee executed in connection with the Credit Line Agreement, if any; and

(viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

Notwithstanding anything to the contrary contained in this Section 4, with respect to a maximum of approximately 1.00% of the HELOCs, by aggregate principal balance of the HELOCs as of the Cut-off Date, if any original Credit Line Agreement referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a photocopy of such Credit Line Agreement, if available, with a lost note affidavit substantially in the form of Exhibit 1 attached hereto. If any of the original Credit Line Agreements for which a lost note affidavit was delivered to the Purchaser or any assignee, transferee or designee of the Purchaser is subsequently located, such original Credit Line Agreement shall be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser within three (3) Business Days; and if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

In the event that the original lender’s title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver such original title insurance policy to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller, if any.

Each original document relating to a HELOC which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

In connection with the assignment of any HELOC registered on the MERS® System, the Seller further agrees that it will cause, at the Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such HELOCs have been assigned by the Seller to the Purchaser and by the Purchaser to the Issuer and pledged to the Indenture Trustee in accordance with the Indenture for the benefit of the Noteholders and the Note Insurer by including (or deleting, in the case of HELOCs which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the Indenture Trustee and (b) the code in the field “Pool Field” which identifies the series of the Securities issued in connection with such HELOC. The Seller further agrees that it will not, and will not permit the Servicer or the Master Servicer to alter the codes referenced in this paragraph with respect to any HELOC during the term of this Agreement unless and until such HELOC is repurchased in accordance with the terms of this Agreement or the Sale and Servicing Agreement.

(c)  Acceptance of HELOCs. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the HELOCs identified on the Closing Schedule.

(d)  Transfer of Interest in Agreements. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Issuer and the Indenture Trustee, as may be required to effect the purposes of the Sale and Servicing Agreement and the Indenture, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser, the Issuer or the Indenture Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

(e)  Examination of Loan Files. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Loan File pertaining to each HELOC, or (ii) make such Loan Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser, the Issuer, the Custodian or the Indenture Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within sixty (60) days after the Closing Date.  If any such person makes such examination prior to the Closing Date and identifies any HELOCs that do not conform to the requirements of the Purchaser as described in this Agreement, such HELOCs shall be deleted from the Closing Schedule.  The Purchaser may, at its option and without notice to the Seller, purchase all or part of the HELOCs without conducting any partial or complete examination.  The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Loan Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Sale and Servicing Agreement.

SECTION 5.  Representations, Warranties and Covenants of the Seller.

The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

(i)  The Seller is a Delaware corporation with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Agreement has been duly authorized, executed and delivered by the Seller. The Seller had the full corporate power and authority to own the HELOCs and to transfer and convey the HELOCs to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

(ii)  The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

(iii)  The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the organizational documents of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance (other than any created hereby in favor of the Purchaser and its assignees) which would have a material adverse effect upon the HELOCs or any documents or instruments evidencing or securing the HELOCs;

(iv)  No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Securities;

(v)  The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(vi)  The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vii)  Immediately prior to the sale of the HELOCs to the Purchaser as herein contemplated, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Credit Line Agreement, and, upon the payment to the Seller of the Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Credit Line Agreement and the related Loan Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof;

(viii)  There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the HELOCs by the Seller or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(ix)  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Credit Line Agreements and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

(x)  The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the HELOCs (except that an entity that previously financed the Seller’s ownership of the HELOCs may be entitled to a fee to release its security interest in the HELOCs, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date);

(xi)  There is no litigation currently pending or, to the best of the Seller’s knowledge without independent investigation, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the HELOCs, the issuance of the Securities or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller; and

SECTION 6.  Representations and Warranties of the Seller Relating to the HELOCs.

The Seller hereby represents and warrants to the Purchaser that as to each HELOC as of the Closing Date:

(i)  Information provided to the Rating Agencies, including the loan level detail, is true and correct according to the Rating Agency requirements;

(ii)  No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a HELOC has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the HELOC or in the application of any insurance in relation to such HELOC;

(iii)  Except as set forth on the Closing Schedule, all payments required to be made prior to the Cut-off Date with respect to each HELOC have been made. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws;

(iv)  [Reserved];

(v)  There are no delinquent taxes, assessment liens or insurance premiums affecting the related Mortgaged Property;

(vi)  The terms of the Credit Line Agreement and the Mortgage have not been materially impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement (approved by the title insurer to the extent required by the policy) and which assumption agreement has been delivered to the Purchaser or its designee;

(vii)  The Mortgaged Property is insured against loss by fire and hazards of extended coverage (excluding earthquake insurance) in an amount which is at least equal to the lesser of (i) the amount necessary to compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Outstanding Principal Balance of the HELOC. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect. All such insurance policies contain a standard mortgagee clause naming the originator of the HELOC, its successors and assigns as mortgagee and the Seller has not engaged in any act or omission which would impair the coverage of any such insurance policies. Except as may be limited by applicable law, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)  Each HELOC complied in all material respects with any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, anti-predatory lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the HELOCs and the consummation of the transactions contemplated hereby will not involve the violation of any such laws;

(ix)  The Mortgage has not been satisfied, cancelled, subordinated (other than with respect to second lien HELOCs, the subordination to the first lien) or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(x)  The Mortgage was recorded or was submitted for recording in accordance with all applicable laws and is a valid, existing and enforceable first or second lien on the Mortgaged Property including all improvements on the Mortgaged Property;

(xi)  The Credit Line Agreement and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, insured under the related title policy, and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by a bankruptcy, insolvency or reorganization;

(xii)  The Seller is the sole legal, beneficial and equitable owner of the Credit Line Agreement and the Mortgage and has the full right to convey, transfer and sell the HELOC to the Purchaser free and clear of any encumbrance, equity, lien (other than with respect to second lien HELOCs, the subordination to the related first lien), pledge, charge, claim or security interest and immediately upon the sale, assignment and endorsement of the HELOCs from the Seller to the Purchaser, the Purchaser shall have good and indefeasible title to and be the sole legal owner of the HELOCs subject only to any encumbrance, equity, lien, pledge, charge, claim or security interest arising out of the Purchaser’s actions;

(xiii)  Unless the Mortgaged Property is located in the State of Iowa and an attorney’s certificate and/or a certificate of title guaranty has been obtained, each HELOC is covered by a valid and binding American Land Title Association lender’s short form title insurance policy, which provides coverage substantially similar to such coverage in the form attached hereto as Exhibit 3, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located. No claims have been filed under such lender’s title insurance policy, and the Seller has not done, by act or omission, anything that would impair the coverage of the lender’s title insurance policy;

(xiv)  There is no material default, breach, violation event or event of acceleration existing under the Mortgage or the Credit Line Agreement and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and the Seller has not, nor has its predecessors, waived any material default, breach, violation or event of acceleration;

(xv)  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material provided to the related Mortgaged Property prior to the origination of the HELOC which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage, except as may be disclosed in the related title policy;

(xvi)  Each HELOC accrues interest at an adjustable Mortgage Interest Rate computed on the actual number of days in a Billing Cycle and a 365-day year. Each Mortgage Interest Rate adjusts monthly to equal the sum of the applicable Index and the Gross Margin, subject to a Maximum Mortgage Interest Rate and a Minimum Mortgage Interest Rate. No HELOC has a balloon payment feature or is subject to negative amortization;

(xvii)  The servicing practices used in connection with the servicing of the HELOCs have been in all respects reasonable and customary in the mortgage servicing industry of like home equity lines of credit servicers, servicing similar subprime home equity lines of credit originated in the same jurisdiction as the Mortgaged Property. With respect to Escrow Payments (other than with respect to each HELOC which is indicated by the Seller to be a second lien HELOC and for which the mortgagee under the first lien is collecting Escrow Payments (as reflected on the Closing Schedule)), that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with applicable state and federal law and the provisions of the related Credit Line Agreement and Mortgage. To the extent the terms of a Mortgage provide for Escrow Payments, the Escrow Payments are not prohibited by applicable law and have been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No Escrow Payments that have been deposited or other charges or payments due under the Credit Line Agreement have been capitalized under any Mortgage or the related Credit Line Agreement. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Credit Line Agreement. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

(xviii)  At the time of origination of the HELOC there was no proceeding pending for the total or partial condemnation of the Mortgaged Property and, as of the date such HELOC was purchased by the Purchaser, to the best of the Purchaser’s knowledge there is no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xix)  The Mortgage and related Credit Line Agreement contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee’s sale or the right to foreclose the related HELOC;

(xx)  The Credit Line Agreement is not and has not been secured by any collateral except the lien of the related Mortgage referred to in subsection (x) above;

(xxi)  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Seller to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxii)  The HELOC is not subject to any valid right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Credit Line Agreement or the Mortgage, or the exercise of any right thereunder, render either the Credit Line Agreement or the Mortgage unenforceable, in whole or in part, or subject to any such right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xxiii)  The HELOCs were underwritten in accordance with the originator’s underwriting guidelines in effect at the time the HELOCs were originated (the “Applicable Underwriting Guidelines”), except with respect to certain of those HELOCs which had compensating factors permitting a deviation from the Applicable Underwriting Guidelines;

(xxiv)  The Mortgaged Property is free of material damage and waste, excepting therefrom approximately 0.85% of the HELOCs (by the Pool Balance as of the Cut-Off Date) which are subject to an escrow withhold;

(xxv)  All of the improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the Mortgaged Property’s boundary lines and no improvements on adjoining properties encroach upon the Mortgaged Property, excepting therefrom: (i) any encroachment insured against in the lender’s title insurance policy identified in subsection (xiii), (ii) any encroachment generally acceptable to subprime mortgage loan originators doing business in the same jurisdiction as the Mortgaged Property, and (iii) any encroachment which does not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(xxvi)  All parties to the Credit Line Agreement had the legal capacity to execute the Credit Line Agreement and the Mortgage, and the Credit Line Agreement and the Mortgage have been duly executed by such parties;

(xxvii)  To the best of the Seller’s knowledge, at the time of origination of the HELOC, no appraised improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required in connection with the origination of any HELOC with respect to the occupancy of the Mortgaged Property, have been made or obtained from the appropriate authorities;

(xxviii)  No Mortgagor has notified the Seller of any relief requested or allowed under the Servicemembers Civil Relief Act;

(xxix)  All parties which have held an interest in the HELOC are (or during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the state wherein the Mortgaged Property is located, (2) organized under the laws of such state, (3) qualified to do business in such state, (4) a federal savings and loan association or national bank, (5) not doing business in such state, or (6) exempt from the applicable licensing requirements of such state;

(xxx)  The Loan File contains an appraisal of the related Mortgaged Property which was made prior to the approval of the HELOC by a qualified appraiser, duly appointed by the related originator and was made in accordance with the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(xxxi)  Except as may otherwise be limited by applicable law, the Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the HELOC in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

(xxxii)  The HELOC does not contain any provision which would constitute a “buydown” provision and pursuant to which Monthly Payments are paid or partially paid with funds deposited in a separate account established by the related originator, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor. The HELOC is not a “graduated payment mortgage loan” and the HELOC does not have a shared appreciation or other contingent interest feature;

(xxxiii)  To the best of the Seller’s knowledge there is no action or proceeding directly involving the Mortgaged Property presently pending in which compliance with any environmental law, rule or regulation is at issue and the Seller has received no notice of any condition at the Mortgaged Property which is reasonably likely to give rise to an action or proceeding in which compliance with any environmental law, rule or regulation is at issue;

(xxxiv)  Each HELOC is an obligation which is principally secured by an interest in real property within the meaning of Treasury Regulation section 1.860G-2(a);

(xxxv)  Each HELOC (a) is directly secured by a first or second lien on, and consists of a single parcel of, real property with a detached one-to-four family residence erected thereon, a townhouse or an individual condominium unit in a condominium project, or an individual unit in a planned unit development (“PUD”). Any unit in a PUD or condominium project conforms to the requirements of the Applicable Underwriting Guidelines regarding such dwellings. No residence or dwelling is a mobile home or a manufactured dwelling unless it is a manufactured dwelling, which is permanently affixed to a foundation and treated as “real estate” under applicable law. No Mortgaged Property is used for commercial purposes. Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;

(xxxvi)  No HELOC is subject to the Home Ownership and Equity Protection Act of 1994 or any comparable law and no HELOC is classified and/or defined as “high cost”, “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004) “high risk home” or “predatory” loan under any other federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential home equity lines of credit having high interest rates, points and/or fees);

(xxxvii)  There is no HELOC that was originated or modified on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no such HELOC underlying the Security that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(xxxviii)  No HELOC is a “High-Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

(xxxix)  There is no HELOC that (a) is secured by property located in the State of Kentucky; (b) was originated on or after June 24, 2003, and (c) which is a “high cost home loan” as defined under Kentucky State Statute KRS 360.100, effective as of June 24, 2003;

(xl)  There is no HELOC that (a) is secured by property located in the State of Arkansas, (b) has a note date on or after July 16, 2003, and (c) which is a “high cost home loan” as defined under the Arkansas Home Loan Protection Act, effective as of July 16, 2003;

(xli)  No HELOC is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

(xlii)  No HELOC is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(xliii)  No HELOC is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(xliv)  No HELOC is a “High Cost Home Loan” as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;

(xlv)  No HELOC is a “High Cost” loan as defined under the New York Banking Law Section 6L, effective as of May 1, 2003;

(xlvi)  No HELOC is a “home loan” in the state of Nevada;

(xlvii)  No HELOC is a “Section 10 mortgage loan” as defined in Oklahoma House Bill 1574;

(xlviii)  No HELOC is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.7(d) Revised, Appendix E (attached hereto as Exhibit 2)) and no HELOC originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

(xlix)  No HELOC is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C);

(l)  With respect to a HELOC which is a second lien, as of the date hereof, the Seller has not received a notice of default of a senior lien on the related Mortgaged Property which has not been cured;

(li)  No selection procedures were used by the Seller that identified the HELOCs as being less desirable or valuable than other comparable home equity lines of credit in the Seller’s portfolio;

(lii)  The information set forth in the Closing Schedule is true and correct in all material respects as of the Cut-off Date;

(liii)  No HELOC is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the related Mortgaged Property;

(liv)  Any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the HELOC and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Credit Line Agreement or Mortgage;

(lv)  The Minimum Monthly Payment with respect to any HELOC is not less than the interest accrued at the applicable Mortgage Interest Rate on the average daily Outstanding Principal Balance during the Collection Period relating to the date on which such Minimum Monthly Payment is due;

(lvi)  Each HELOC requires the payment of a Cancellation Fee, where applicable;

(lvii)  Each HELOC has an original term to maturity of either 180 months or 300 months. Each HELOC has a Draw Period of either five (5) or fifteen (15) years followed by an Amortization Period of ten (10) years. Approximately 98.44% of the HELOCs (by the Pool Balance as of the Cut-Off Date) have a Due Date on the 15th day of each month, and approximately 1.56% (by the Pool Balance as of the Cut-Off Date) of the HELOCs have a Due Date on the 25th day of each month;

(lviii)  Either (a) no consent for the second lien HELOC is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Loan File. With respect to any second lien HELOC and where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the senior lienholder under the related First Lien, and the original lender has notified any senior lienholder in writing of the existence of the related second lien HELOC and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

(lix)  The HELOC bears interest at the Mortgage Interest Rate as set forth in the HELOC Schedule, and Minimum Monthly Payments under the Credit Line Agreement are due and payable on the Due Date specified in the related Credit Line Agreement;

(lx)  With respect to any HELOC, the Index used for a Collection Period is the last published Index as of the commencement thereof;

(lxi)  As of the Cut-Off Date, no more than 0.43% of the HELOCs (by the Pool Balance as of the Cut-Off Date) are secured by Mortgaged Properties located within any single zip code area. As of the Cut-Off Date, 80.86% (by the Pool Balance as of the Cut-Off Date) of the HELOCs are secured by Mortgaged Properties that are owner-occupied residences. To the best of the Seller’s knowledge, each Mortgaged Property is lawfully occupied under applicable law;

(lxii)  To the best of the Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos;

(lxiii)  As of the Cut-Off Date, no HELOC had a Combined Loan to Value Ratio of more than 100%;

(lxiv)  As of the Closing Date, for each HELOC, the related Loan File contains the documents and instruments referred to in Section 4(b)(i) through (viii), except as otherwise permitted in Section 4 hereof. Each of such documents and instruments have been duly executed and in due and proper form and each such document or instruments is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the HELOCs;

(lxv)  The Seller has in its possession all original copies of the Credit Line Agreements that constitute or evidence the HELOCS. The Credit Line Agreements do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser;

(lxvi)  All consents and approvals required by the terms of each HELOC to the sale of such HELOC to the Purchaser hereunder have been obtained;

(lxvii)  Other than the security interest granted by the Seller to the Purchaser hereunder, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the HELOCs. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the HELOCs other than (i) any financing statement relating to the security interest granted to the Purchaser and (ii) any financing statement relating to security interest that cover the HELOCs that have been released on or prior to the Closing Date. The Seller is not aware of any judgment or tax lien filings against the Seller;

(lxviii)  The Seller has caused or will have caused, on the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdiction under applicable law in order to perfect the security interest in the HELOCs granted by the Seller to the Purchaser hereunder; and

(lxix)  The servicer for each HELOC has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e. favorable and unfavorable) on its borrower credit files to Equifax, Experian and TransUnion Credit Information Company on a monthly basis.

SECTION 7.  Repurchase Obligation for Defective Documentation and for Breach of Representation and Warranty.

(a)  The representations and warranties contained in Section 6 shall not be impaired by any review and examination of Loan Files or other documents evidencing or relating to the HELOCs or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. With respect to the representations and warranties contained herein as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related HELOC or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee (including, without limitation the Noteholders or the Note Insurer), then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such HELOC.

Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller, as listed on a Custodian’s preliminary exception report, as described in the Custodial Agreement, as part of any Loan File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any HELOC or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee (including, without limitation the Noteholders or the Note Insurer), the party discovering such breach shall give prompt written notice to the Seller and the Note Insurer. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller as described above, or of materially defective documentation, or any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Seller cannot deliver such missing document or cannot cure such defect or breach, the Seller shall, within ninety (90) days of its discovery or receipt of notice of any such missing or materially defective documentation or of any such breach of a representation and warranty, either (i) repurchase the affected HELOC at the Repurchase Price or (ii) pursuant to the provisions of the Sale and Servicing Agreement, cause the removal of such HELOC from the Trust Fund and substitute one or more Qualified Substitute HELOCs. The Seller shall amend the Closing Schedule to reflect the withdrawal of such HELOC from the terms of this Agreement, the Sale and Servicing Agreement and the Indenture. The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Indenture within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Repurchase Price in accordance with the Sale and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with the Sale and Servicing Agreement.

(b)  It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective HELOC constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained Section 6.

SECTION 8.  Closing; Payment for the HELOCs.The closing of the purchase and sale of the HELOCs, shall be held at the New York City office of Thacher Proffitt & Wood llp at 10:00 a.m. New York City time on the Closing Date.

The closing shall be subject to each of the following conditions:

(a)  All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b)  The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all closing documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

(c)  The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the HELOCs) required to be so delivered by the Purchaser pursuant to Section 4(b) of this Agreement; and

(d)  All other terms and conditions of this Agreement and the other Basic Documents shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Indenture Trustee of all documents required pursuant to the Sale and Servicing Agreement, the consideration for the HELOCs as specified in Section 3 of this Agreement.

SECTION 9.  Closing Documents. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

(a)  An Officers’ Certificate of the Seller, dated the Closing Date, upon which the Purchaser, the Note Insurer and Deutsche Bank Securities Inc. (“DBSI”) may rely with respect to certain facts regarding the sale of the HELOCs by the Seller to the Purchaser;

(b)  An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Purchaser, the Note Insurer and DBSI;

(c)  Such opinions of counsel as the Rating Agencies, the Note Insurer or the Indenture Trustee may request in connection with the sale of the HELOCs by the Seller to the Purchaser or the Seller’s execution and delivery of, or performance under, this Agreement; and

(d)  Such further information, certificates, opinions and documents as the Purchaser, the Note Insurer or DBSI may reasonably request.

SECTION 10.  Costs. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the HELOCs, including without limitation, fees for title policy endorsements and continuations, the fees and expenses of the Seller’s accountants and attorneys, the costs and expenses incurred in connection with producing the Servicer’s loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(a), 9(b) and 9(c), the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Sale and Servicing Agreement, the Indenture, the Securities, the Prospectus and Prospectus Supplement and other related documents, the initial fees, costs and expenses of the Indenture Trustee, the fees and expenses of the Purchaser’s counsel in connection with the preparation of all documents relating to the securitization of the HELOCs, the filing fee charged by the Securities and Exchange Commission for registration of the Securities and the fees charged by any Rating Agency to rate the Securities.  All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 11.  Servicing. The HELOCs will be master serviced by the Master Servicer and serviced by the Servicer under the Sale and Servicing Agreement, on behalf of the Trust, and the Seller has represented to the Purchaser that such HELOCs are not subject to any other servicing agreements with third parties.  It is understood and agreed between the Seller and the Purchaser that the HELOCs are to be delivered free and clear of any servicing agreements.  Neither the Purchaser nor any affiliate of the Purchaser is servicing the HELOCs under any such servicing agreement and, accordingly, neither the Purchaser nor any affiliate of the Purchaser is entitled to receive any fee for releasing the HELOCs from any such servicing agreement.  The Seller shall arrange for the orderly transfer of such servicing to the Servicer.  For so long as the Master Servicer master services the HELOCs and the Servicer services the HELOCs, the Master Servicer shall be entitled to the Master Servicing Fee and the Servicer shall be entitled to its Servicing Fee and such other payments as provided for under the terms of the Sale and Servicing Agreement.

SECTION 12.  Mandatory Delivery; Grant of Security Interest.  The sale and delivery on the Closing Date of the HELOCs described on the Closing Schedule in accordance with the terms and conditions of this Agreement is mandatory.  It is specifically understood and agreed that each HELOC is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller’s failure to deliver the HELOCs on or before the Closing Date.  The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller’s interest in each HELOC and each document and instrument evidencing each such HELOC to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such HELOCs in custody for the Purchaser, subject to the Purchaser’s (i) right, prior to the Closing Date, to reject any HELOC to the extent permitted by this Agreement and (ii) obligation to deliver or cause to be delivered the consideration for the HELOCs pursuant to Section 8 hereof.  Any HELOC rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the HELOCs, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

SECTION 13.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, fax: (704) 365-1362, Attention: Doris Hearn, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to the Seller at 60 Wall Street, New York, New York 10005, fax: (212) 250-2740, Attention:  Michael Commaroto, or to such other address as the Seller may designate in writing to the Purchaser.

SECTION 14.  Severability of Provisions.  Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any HELOC shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.  Agreement of Parties.  The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, the Indenture and the Sale and Servicing Agreement.

SECTION 16.  Survival.  The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the HELOCs and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Credit Line Agreements and notwithstanding subsequent termination of this Agreement, the Sale and Servicing Agreement, the Indenture or the Trust Fund.

SECTION 17.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (EXCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 18.  Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Note Insurer and their respective successors and assigns (provided that this Agreement may not be assigned by the Seller).  This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

It is the express intent of the parties hereto that the conveyance of the HELOCs by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the HELOCs by the Seller to the Purchaser and not as a pledge of the HELOCs by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the HELOCs are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the HELOCs by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the HELOCs and all amounts payable to the holders of the HELOCs in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Credit Line Agreements, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the HELOCs, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement, the Indenture and the Sale and Servicing Agreement.

SECTION 19.  Third Party Beneficiary.  The parties hereto acknowledge and agree that (i) the Note Insurer is an express third-party beneficiary of this Agreement and (ii) DBSI and each of its respective successors and assigns shall have all the rights of a third-party beneficiary in respect of Section 12 of this Agreement and shall be entitled to rely upon and directly enforce the provisions of Section 12 of this Agreement.

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

DB STRUCTURED PRODUCTS, INC.

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

By:	/s/ Michael Commaroto
Name:	Michael Commaroto
Title:	Director

ACE SECURITIES CORP.

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Patricia C. Harris
Name:	Patricia C. Harris
Title:	Vice President

EXHIBIT 1

Loan #: ___________________
Borrower: ___________________

LOST NOTE AFFIDAVIT

I, as _____________________ of ____________________, a _______________ am authorized to make this Affidavit on behalf of __________________ (the “Seller”). In connection with the administration of the HELOCs held by ______________________, a _______________ [corporation] as Seller on behalf of ____________________ (the “Purchaser”), _______________________ (the “Deponent”), being duly sworn, deposes and says that:

1. The Seller’s address is:

2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Credit Line Agreement, Mortgage and/or Assignment of Mortgage;

3. Such Credit Line Agreement, Mortgage and/or Assignment of Mortgage was assigned or sold to the Purchaser by __________________, a pursuant to the terms and provisions of a HELOC Purchase Agreement dated as of _____________;

4. Such Credit Line Agreement, Mortgage and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

5. Aforesaid Credit Line Agreement, Mortgage and/or Assignment of Mortgage (the “Original”) has been lost;

6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

7. The Seller was the Seller of the Original at the time of the loss; and

8. If said Original should ever come into Seller’s possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

9. Attached hereto is a true and correct copy of (i) the Credit Line Agreement, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Credit Line Agreement, which Mortgage or Deed of Trust is recorded in the county where the property is located.

10. The Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Credit Line Agreement, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that purchased a home equity line of credit evidenced by the Lost Note or any interest in such home equity line of credit, (iii) any claim of any borrower with respect to the existence of terms of a home equity line of credit evidenced by the Lost Note on the related property to the fact that the home equity line of credit is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the “Losses”) and (b) if required by any Rating Agency in connection with placing such Lost Note into a securitization, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. Seller represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this _ day of _______, 200_.

By:
Name:
Title:

On this __ day of ______, 200_, before me appeared ______________________ to me personally known, who being duly sworn did say that he is the _______________________ of ____________________, a ______________________ and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said entity.

Signature:

[Seal]

EXHIBIT 2

APPENDIX E - Standard & Poor’s Predatory Lending Categories

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High Cost Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado
Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.
Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002
Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan
District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	High Cost Home Loan

Standard & Poor’s High Cost Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia as amended (Mar. 7, 2003 - current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id.§ 16a-3-207) and;
High APR Consumer Loan (id.§ 16a-3-308a)
Kentucky	2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001 and amended from time to time	High Cost Home Loan

Standard & Poor’s High Cost Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan
Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	High Cost Home Loan
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

Standard & Poor’s Covered Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 - July 5, 2004	Covered Home Loan

Standard & Poor’s Home Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

Revised 4/18/06

EXHIBIT 3

FORM OF SHORT FORM TITLE INSURANCE POLICY

[Available Upon Request]

EXHIBIT C

FORM OF SERVICER CERTIFICATION

FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

Re:  The [ ] agreement dated as of [ ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Certifying Person] [Securities Administrator], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the HELOCs by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee];

(4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By:
Name:
Title:

EXHIBIT D

FORM OF POLICY

[Provided Upon Request]

EXHIBIT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions

Primary Servicer - transaction party having borrower contact
Master Servicer - monitors servicing
Securities Administrator - waterfall calculator
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Indenture Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the indenture trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:         X - obligation
[X] - under consideration for obligation

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Indenture Trustee (nominal)
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X	X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X	X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X	X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
		X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.
		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the related Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X	X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The related Servicer’s records regarding the pool assets agree with the related Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
		X	X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		X	X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X		X

EXHIBIT G

FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 4.16.

Under Item 1 of Form 10-D: a) items marked “Indenture 7.04 Statement” are required to be included in the periodic Payment Date statement under Section 7.04 of the Indenture, provided by the Securities Administrator based on information received from the Master Servicer and each applicable Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the Indenture 7.04 Statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items of Form 8-K and Form 10-K set forth in this exhibit shall be sent to the Securities Administrator and the Depositor.

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Indenture Trustee (nominal)	Depositor	Sponsor
10-D	Must be filed within 15 days of the payment date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual payment dates for the payment period.			X (Indenture 7.04 Statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (Indenture 7.04 Statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (Indenture 7.04 Statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (Indenture 7.04 Statement)
(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
X (Indenture 7.04 Statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (Indenture 7.04 Statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (Indenture 7.04 Statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (Indenture 7.04 Statement)
(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
X (Indenture 7.04 Statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (Indenture 7.04 Statement)
(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
X (Indenture 7.04 Statement)
(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.
					X (Indenture 7.04 Statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.			X (Indenture 7.04 Statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X	X
(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
X (Indenture 7.04 Statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.			X (Indenture 7.04 Statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X	X (if agreed upon by the parties)			X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (Indenture 7.04 Statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X
information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
			X	X	X			X
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
								X	X
		Item 1121(b) - Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X
	2	Legal Proceedings
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Securityholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
Indenture Trustee
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodian				X
	3	Sales of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X
	5	Submission of Matters to a Vote of Securityholders
		Information from Item 4 of Part II of Form 10-Q			X
	6	Significant Obligors of Pool Assets
		Item 1112(b) - Significant Obligor Financial Information*						X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold			X (may assume 100%)
		Requesting required financial information or effecting incorporation by reference			X (Language reagarding incorporation by reference - See Section 4.15 of Sale and Servicing Agreement)
Item 1115(b) - Derivative Counterparty Financial Information*
		Determining current maximum probable exposure						X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements						X
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
			X	X	X			X	X
	1.02	Termination of a Material Definitive Agreement	X	X	X			X	X
Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership
Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Securities Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian
			X	X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 6.06 statement
			[X]	[X]	X			[X]
	3.03	Material Modification to Rights of Securityholders
		Disclosure is required of any material modification to documents defining the rights of Securityholders, including the Sale and Servicing Agreement, the Indenture and the Trust Agreement			X			X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 4.16]						X
	6.02	Change of Servicer or Trustee
Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, securities administrator or trustee.
			X	X	X			X
		Reg AB disclosure about any new servicer is also required.	X
		Reg AB disclosure about any new trustee is also required.					X (to the extent required by successor indenture trustee)
		Reg AB disclosure about any new securities administrator is also required.			X
	6.03	Change in Credit Enhancement or Other External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
					X			X
		Reg AB disclosure about any new enhancement provider is also required.			X			X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure
If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure	X	X	X			X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to Securityholders.						X
	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event.
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K Item as indicated above.
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information						X
Item 1114(b)(2) - Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold			X (may assume 100%)
		Requesting required financial information or effecting incorporation by reference			X (Language reagarding incorporation by reference - See Section 4.15 of Sale and Servicing Agreement)
Item 1115(b) - Derivative Counterparty Financial Information
		Determining current maximum probable exposure						X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Securityholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
Trustee
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodian				X
Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Securityholders:
		Sponsor (Seller)							X
		Depositor						X
Indenture Trustee
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator						X
		Custodian				X
		Credit Enhancer/Support Provider			X
		Significant Obligor						X
		Item 1122 - Assessment of Compliance with Servicing Criteria	X	X	X	X
		Item 1123 - Servicer Compliance Statement	X	X

EXHIBIT H

ADDITIONAL DISCLOSURE NOTIFICATION

ACE Securities Corp
AMACAR Group
6525 Morrison Boulevard
Suite 318
Charlotte, North Carolina 28211
Fax: (704) 365-1362

LaSalle Bank National Association, as Securities Administrator
135 S. LaSalle St., Suite 1625
Chicago, Illinois 60603
Fax: (312) 904-1368
E-mail: edgar@abnamro.com

Attn:	Global Securities and Trust Services Group - ACE Home Equity Loan Trust, Series 2006-GP1 - SEC REPORT PROCESSING

RE:          **Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 4.15 of the Sale and Servicing Agreement, dated as of May 1, 2006, among ACE Securities Corp., as depositor, Home Equity Loan Trust, Series 2006-GP1, as issuing entity, DB Structured Products, Inc., as sponsor, Deutsche Bank National Trust Company, as indenture trustee, LaSalle Bank National Association, as master servicer and as securities administrator, and GreenPoint Mortgage Funding, Inc. as servicer and originator, the Undersigned, as [Name of Party], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [     ].

Description of Additional Form [     ] Disclosure:

List of any attachments hereto to be included in the Additional Form [     ] Disclosure:

Any inquiries related to this notification should be directed to [     ], phone number: [     ]; email address: [     ].

[NAME OF PARTY], as [role]

By:
Name:
Title:

EXHIBIT I

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Deutsche Bank National Trust Company, a national banking association organized and existing under the laws of the United States, having its principal place of business at 1761 East St. Andrew Place, Santa Ana, California, 92705, as Indenture Trustee (the “Indenture Trustee”) pursuant to that Indenture dated as of May 31, 2006 between ACE Home Equity loan Trust 2006-GP1 as Issuer, the Indenture Trustee and LaSalle Bank National Association as Securities Administrator and Authenticating Agent hereby constitutes and appoints ______________ (the “Company”), by and through the Company’s officers, the Indenture Trustee’s true and lawful Attorney-in-Fact, in the Indenture Trustee’s name, place and stead and for the Indenture Trustee’s benefit, in connection with ________________________ solely for the purpose of performing such acts and executing such documents in the name of the Indenture Trustee necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust” respectively) and promissory notes secured thereby (the "Credit Line Agreements”) for which the undersigned is acting as Indenture Trustee for various noteholders, certificateholders and Financial Security Assurance, Inc. (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Credit Line Agreement secured by any such Mortgage or Deed of Trust) and for which the Company is acting as ___________.

This Appointment shall apply only to the following enumerated transactions and nothing herein or in the Agreement shall be construed to the contrary:

1.
The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is solely for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued; provided that (i) said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured and (ii) otherwise conforms to the provisions of the Sale and Servicing Agreement.

2.
The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3.	The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.	The completion of loan assumption agreements.

5.
The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Credit Line Agreement.

6.	The assignment of any Mortgage or Deed of Trust and the related Credit Line Agreement, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.
The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Credit Line Agreement.

8.
With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.	he substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

b.	the preparation and issuance of statements of breach or non-performance;

c.	the preparation and filing of notices of default and/or notices of sale;

d.	the cancellation/rescission of notices of default and/or notices of sale;

e.	the taking of deed in lieu of foreclosure; and

f.
the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e. above.

9.	With respect to the sale of property acquired through a foreclosure or deed-in lieu of foreclosure, including, without limitation, the execution of the following documentation:

a.	listing agreements;

b.	purchase and sale agreements;

c.	grant/warranty/quit claim deeds or any other deed causing the transfer of title of the property to a party contracted to purchase same;

d.	escrow instructions; and

e.	any and all documents necessary to effect the transfer of property.

10.	The modification or amendment of escrow agreements established for repairs to the mortgaged property or reserves for replacement of personal property.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall be effective as of _________.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

Nothing contained herein shall (i) limit in any manner any indemnification provided by the Company to the Indenture Trustee under the Agreement, or (ii) be construed to grant the Servicer the power to initiate or defend any suit, litigation or proceeding in the name of Deutsche Bank National Trust Company except as specifically provided for herein. If the Company receives any notice of suit, litigation or proceeding in the name of Deutsche Bank National Trust Company, then the Company shall promptly forward a copy of same to the Indenture Trustee.

This limited power of attorney is not intended to extend the powers granted to the Servicer under the Agreement or to allow the Servicer to take any action with respect to Mortgages, Deeds of Trust or Credit Line Agreement not authorized by the Sale and Servicing Agreement.

The Company hereby agrees to indemnify and hold the Indenture Trustee and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by reason or result of or in connection with the exercise by the Servicer of the powers granted to it hereunder. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Agreement or the earlier resignation or removal of the Indenture Trustee under the Sale and Servicing Agreement.

This Limited Power of Attorney is entered into and shall be governed by the laws of the State of New York, without regard to conflicts of law principles of such state.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, Deutsche Bank National Trust Company, as Indenture Trustee has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by a duly elected and authorized signatory this ___________ day of ____________.

Deutsche Bank National Trust Company, as Indenture Trustee

By:
Name:
Title:

Acknowledged and Agreed
[Insert Name of the Servicer]

By:
Name:
Title:

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF _______________	)

On ________________, _____, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________________ of Deutsche Bank National Trust Company, as Indenture Trustee for [INSERT REFERENCE TO ISSUANCE], personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITNESS my hand and official seal.

(SEAL)

Notary Public, State of California